     As filed with the Securities and Exchange Commission on April 30, 2003

                                            Registration Statement No. 333-41172

                                                                       811-10163

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 4 to

                                     And/Or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 2 to

                        COMPANION LIFE SEPARATE ACCOUNT B
                           (Exact name of Registrant)

                        COMPANION LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                303 Merrick Road
                            Lynbrook, New York 11563
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (402) 351-5225

                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                              Omaha, Nebraska 68175
                      Internet: mike.huss@mutualofomaha.com
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on May 1, 2003 pursuant to paragraph (b)
[ ]      days after filing pursuant to paragraph (a)(1)
     ---
[ ]  on     pursuant to paragraph (a)(1) of Rule 485.
        ---

                    If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     [ ]  Check box if it is proposed that this filing will become effective on
          (date) at (time) pursuant to Rule 487.

                                   ----------

                      Title of Securities Being Registered
           Individual Flexible Premium Variable Life Insurance Policy

================================================================================
                                                         PROSPECTUS: May 1, 2003

[LOGO] Companion                                             ULTRA VARIABLE LIFE
       of NewYork                                    Individual Flexible Premium
                                                         Variable Life Insurance
================================================================================

     This Prospectus describes ULTRA VARIABLE LIFE, a flexible premium variable life insurance policy offered by Companion Life Insurance Company. The minimum specified amount of insurance coverage is $100,000.

     The Policy includes 32 variable investment options (where you have the investment risk) with investment portfolios from:


     .    The Alger American Fund
     .    Federated Insurance Series
     . Fidelity Variable Insurance Products Funds and Variable Insurance Products Fund II
     .    MFS Variable Insurance Trust
     .    Pioneer Variable Contracts Fund
     .    Scudder Investment VIT Funds
     .    Scudder Variable Series I Fund
     . T. Rowe Price Equity Series, Inc., Fixed Income Series, Inc., and International Series, Inc.
     .    Van Kampen Universal Institutional Funds, Inc.


and two fixed rate options (where we have the investment risk).

     The variable investment options are not direct investments in mutual fund shares, but are offered through Subaccounts of Companion Life Separate Account
B. The value of your Policy will go up or down based on the investment performance of the variable investment options that you choose. There is no minimum guaranteed Cash Surrender Value for any amounts you allocate to the variable investment options. The amount of the death benefit can also vary as a result of investment performance.

--------------------------------------------------------------------------------

Please Read This Prospectus Carefully.   The Securities and Exchange Commission
It provides information you should       ("SEC") maintains an internet web site
consider before investing in a Policy.   (http://www.sec.gov) that contains
Keep this Prospectus and the             more information about us and the
prospectuses for the investment          Policy. You may also review and copy
portfolios for future reference.         our SEC registration of the Policy at
                                         the SEC's Public Reference Room in
                                         Washington, D.C. (call the SEC at
                                         1-800-SEC-0330 for details and public
                                         hours).
--------------------------------------------------------------------------------

     The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

               .    are subject to risk, including possible loss of principal
               .    are not bank deposits
               .    are not government insured
               .    are not endorsed by any bank or government agency
               .    may not achieve their goals

================================================================================
           COMPANION LIFE INSURANCE COMPANY, Variable Product Services
            P O. Box 3664, Omaha, Nebraska 68103-0664 1-800-494-0067
================================================================================

CONTENTS                                                                   Pages

--------------------------------------------------------------------------------
POLICY BENEFITS/RISK SUMMARY                                                 3-6
Policy Benefits
Policy Risks
--------------------------------------------------------------------------------
FEE TABLES                                                                   7-9
--------------------------------------------------------------------------------
HOW THE POLICY OPERATES                                                    10-12
--------------------------------------------------------------------------------
COMPARISON TO OTHER POLICIES AND INVESTMENTS                                  13
--------------------------------------------------------------------------------
ABOUT US                                                                      14
--------------------------------------------------------------------------------
INVESTMENT OPTIONS                                                         15-23
   Variable Investment Options
   Fixed Rate Options
   Transfers
   Dollar Cost Averaging
   Systematic Transfer Enrollment Program
   Asset Allocation Program
   Rebalancing Program
--------------------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS                                                24-28
   Policy Application and Issuance
   Accumulation Value
   Lapse and Grace Period
   Continuation of Insurance
   Maturity Date
   Paid-Up Life Insurance
   Reinstatement
   Delay of Payments
--------------------------------------------------------------------------------
EXPENSES                                                                   29-31
   Deductions from Premium
   Monthly Deduction
   Transfer Charge
   Surrender Charge
   Series Fund Charges; Investment Advisory Fees
--------------------------------------------------------------------------------
POLICY DISTRIBUTIONS                                                       32-35
   Policy Loans
   Surrender
   Partial Withdrawals
   Death Benefit
   Payment of Proceeds
   Lump Sum Payment
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                                        36-38
   Life Insurance Qualification
   Tax Treatment of Loans and Other Distributions
   Other Policy Owner Tax Matters
--------------------------------------------------------------------------------
MISCELLANEOUS                                                              39-44
   Telephone Transactions
   Distribution of the Policies
   Legal Proceedings
   Financial Statements
   USA Patriot Act Notice
   Privacy Notice
   Do You Have Questions?
--------------------------------------------------------------------------------
DEFINITIONS                                                                   45
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION                                           46

POLICY BENEFITS/RISKS SUMMARY

     The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable life insurance policy. The Policy is built around its Accumulation Value. The Accumulation Value will increase or decrease depending on the investment performance of the variable investment options, the amount of interest we credit to the fixed rate options, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals and loans). There is no minimum guaranteed Cash Surrender Value. You could lose some or all of your money.

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

     You should rely only on the information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the underlying investment portfolios' prospectuses carefully before investing.

..    POLICY BENEFITS

Death Benefits

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. The amount paid is the death benefit described below, plus any amounts provided by rider, less any outstanding loans, unpaid loan interest and any unpaid Monthly Deductions.

     You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect Option 2.)

Death Benefit Option 1:

The death benefit is the greater of:

          (a)  the specified amount of insurance coverage on the date of death;
               or
          (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

          (a)  the specified amount of insurance coverage on the date of death;
               or
          (b)  the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

Subject to certain restrictions and limitations, you can usually change the death benefit option and the specified amount of insurance coverage. Changing the death benefit option or specified amount of insurance coverage may have tax consequences.

No-Lapse Period:

If you meet the minimum monthly premium and certain other requirements and limitations, the Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction.

Additional Insured Rider:

For an additional charge, this rider provides term insurance for the primary insured.

Accidental Death Benefit Rider:

For an additional charge, this rider provides additional coverage of the insured in the event of an accidental death.

Cash Benefits

The primary purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. The Cash Surrender Value (the Accumulation Value less any Policy loans, unpaid interest and any applicable surrender charges) may be substantially less than the premiums paid.

Subject to certain restrictions and limitations, the Accumulation Value of a Policy may be transferred among the Subaccounts and the fixed account. Transfers of Accumulation Value may be made pursuant to specific instruction we receive from you or as part of one of the dollar cost averaging, STEP, asset allocation or rebalancing programs described in this Prospectus.


Policy Loan:

After the first Policy Year, you may borrow up to 100% of the Cash Surrender Value, less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. See "Federal Tax Matters."


Surrender:

While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following surrender, all your rights in the Policy end. The surrender of a Policy may have federal income tax consequences. See "Federal Tax Matters."


Partial Withdrawal:

After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any applicable surrender charge will be deducted from the Accumulation Value on the date we receive your request. A partial withdrawal will affect the death benefit. A partial withdrawal may have federal income tax consequences. See "Federal Tax Matters."


Transfers:

The Policy is designed for long-term investment, not for active trading or "market timing." Nevertheless, subject to certain restrictions, you (or a third party, if your written authorization is received) may transfer all or part of your Accumulation Value from one Subaccount to another, from the Subaccounts to the fixed account, or from the fixed account to any Subaccount.

Dollar Cost Averaging:

Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). Certain minimums and other restrictions apply.


STEP Program:

The STEP Program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium form a fixed interest rate account into variable investment options within twelve months.


Asset Allocation Program:

The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account.

Rebalancing Program:

The rebalancing program allows you to have part or all of your Accumulation Value automatically re-balanced among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of the Beneficiary. Similarly, you should not be in constructive receipt of the Cash Surrender Value, and therefore should not be taxed on increases in the Accumulation Value until you take out a loan or a withdrawal, surrender the Policy, or we pay the maturity benefit. In addition, transfers of Accumulation Value are not taxable transactions.

Right to Examine Period

New York insurance law grants you 10 days to review your policy and cancel it for a return of premium paid.

Supplemental Rider Benefits

Your Policy may have one or more supplemental benefits, which are attached to the Policy by rider. Each is subject to its own requirements as to eligibility and for most riders there is an additional charge. In addition to the riders previously described, other benefits currently available under the Policy are: the disability rider and the paid-up life insurance rider.

Illustrations


Upon request, we will provide illustrations based upon the proposed insured's actual age, sex, risk and rate class, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested. These illustrations may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance products. The illustrations may demonstrate that the Cash Surrender Value may be zero or very low (compared to premium paid), especially in the early Policy Years. Remember that the illustrations are only hypothetical and do not guarantee future values or benefits.


..    POLICY RISKS

Investment Risk

If you allocate your Accumulation Value to one or more Subaccounts (i.e. variable investment options) then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. In addition, we deduct fees and charges from your Accumulation Value. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subacounts (to which Accumulation Value is allocated) is not sufficiently positive to cover the charges deducted under the Policy. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to one of the fixed rate options, then we credit your Accumulation Value (in the fixed rate options) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the applicable guaranteed minimum annual effective rate.

Risk of Lapse

Your Policy can lapse without value, even if all planned premiums have been paid in full and on schedule, if the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. If a Policy loan is outstanding, lapse will occur if the Cash Surrender Value is not enough to cover the Monthly Deduction and any outstanding loan interest (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. Additional premium payments will be necessary during the grace period to keep the Policy in force if this occurs. A lapse could result in adverse tax consequences.

Tax Risks

We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidelines under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on a substandard basis. Also, there may be some uncertainty regarding tax treatment of preferred loans. Please consult a tax adviser about these consequences.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract for federal tax purposes. If a Policy is treated as a modified endowment contract, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loan taken before you reach age 59 1/2. If the Policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Federal Tax Matters." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender, Partial Withdrawal and Decrease in Specified Amounts of Insurance Coverage

If you surrender the policy or make a partial withdrawal, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. The surrender charge varies by issue age, sex, risk and rate class, and length of time your Policy has been in force and the specified amount of insurance coverage. Generally, the surrender charge will be greatest in the early Policy Years. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy, especially in the first few Policy Years. If you decrease the Policy's current specified amount of insurance coverage, we may deduct a surrender charge. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A surrender or partial withdrawal may have tax consequences.

Loan Risks

A Policy loan will affect your Policy in several ways over time, whether or not it is repaid, because the investment results of the variable Subaccounts and fixed rate options may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account.

..    Your Accumulation Value, in comparison to a Policy under which no loan has been made, will be less if the Loan Account net interest rate is less than the investment return of the applicable variable Subaccounts or applicable rate of the fixed rate options (and greater if the Loan Account net interest rate is higher than the investment return of the applicable variable Subaccounts or fixed rate options).

..    A Policy loan increases the risk that the Policy will terminate, since a loan decreases the Cash Surrender Value.

..    If the death benefit becomes payable while a Policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the Policy or your Policy terminates because the Monthly Deduction and loan interest due is greater than the Cash Surrender Value on any Monthly Deduction date (and a grace period expires without sufficient premium payment), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Investment Portfolio Risks

A comprehensive discussion of the risks of each investment portfolio may be found in each investment portfolio's prospectus. Please refer to the investment portfolio's prospectuses for more information.

   There is no assurance that any investment portfolio will achieve its stated
                             investment objective.

FEE TABLES

     The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, make partial withdrawals from the Policy and transfer Accumulation Value among the Subaccounts and the fixed account. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.


--------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Fees
--------------------------------------------------------------------------------------------------------------------------
                                                                      Amount Deducted --
                                         When Charge is               Maximum Guaranteed           Amount Deducted --
          Charge                           Deducted                         Charge                   Current Charge
--------------------------------------------------------------------------------------------------------------------------
Deductions from Premiums:
--------------------------------------------------------------------------------------------------------------------------
          Tax Charge                Upon receipt of each            3.75% of each premium         3.75% of each premium
                                      premium payment                      payment                      payment
--------------------------------------------------------------------------------------------------------------------------
   Premium Processing Charge        Upon receipt of each              $2.00 per premium            $2.00 per premium
                                      premium payment                      payment                      payment
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge:/1/
--------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum Charge        At the time of surrender,      $0 - $50 per $1,000 of        $0 - $50 per $1,000 of
                                  partial withdrawal, lapse or       specified amount of          specified amount of
                                    decrease in specified            insurance coverage            insurance coverage
                                     amount of  insurance
                                           coverage
--------------------------------------------------------------------------------------------------------------------------
 31 year old male, standard,        At the time of surrender,    $10 per $1,000 of specified   $10 per $1,000 of specified
    preferred non-smoker,         partial withdrawal, lapse or       amount of insurance           amount of insurance
        $260,000 face               decrease in specified                coverage                      coverage
  in the first Policy Year           amount of insurance
                                           coverage
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge:
--------------------------------------------------------------------------------------------------------------------------
                                   Upon the first 12 transfers            No Charge                     No Charge
                                       in a Policy Year
--------------------------------------------------------------------------------------------------------------------------
                                   Upon each transfer over 12         $10 per transfer              $10 per transfer
                                       in a Policy Year
--------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread:/2/            On Policy anniversary or     2.00% (annually) up to the    2.00% (annually) up to the
                                    earlier, as applicable/3/    10th Policy Year, and zero    10th Policy Year and zero
                                                                 thereafter                    thereafter
--------------------------------------------------------------------------------------------------------------------------


----------
/1/ The surrender charge varies by issue age, sex, risk and rate class, length of time the Policy has been in force, and amount of insurance coverage.


/2/ The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (which is 6.00% annually) and the amount of interest we credit to the amount in your Loan Account (which is 4.00% annually up to the 10th Policy Year and 6.00% thereafter).
/3/ While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination, or the insured's death.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Series Funds' fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.


--------------------------------------------------------------------------------------------------------------------------
                                Periodic Charges Other Than Series Fund Operating Expenses
--------------------------------------------------------------------------------------------------------------------------
                                                                 Amount Deducted -- Maximum        Amount Deducted --
          Charge                     When Charge is Deducted         Guaranteed Charge               Current Charge
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance:/4/
--------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum Charge       On each Monthly Deduction            $0.06 - $83.33               $0.065 - $83.33
                                    Date (Per $1,000 of net
                                   amount at risk per month)
--------------------------------------------------------------------------------------------------------------------------
  31 year old male, standard,      On each Monthly Deduction                $0.15                        $0.12
      preferred non-smoker,         Date (Per $1,000 of net
  $260,000 face in the first       amount at risk per month)
         Policy Year
--------------------------------------------------------------------------------------------------------------------------
Risk Charge:                             On each Monthly         Annual rate of:               Annual rate of:
                                         Deduction Date          .   0.70% of the              .   0.70% of the
                                                                     Accumulation Value            Accumulation Value
                                                                     during first 10 Policy        during first 10 Policy
                                                                     Years                         Years
                                                                 .   0.55% of the              .   0.55% of the
                                                                     Accumulation Value for        Accumulation Value up
                                                                     Policy Years after            to $25,000 and 0.15% of
                                                                     10/5/                         the Accumulation Value
                                                                                                   in excess of $25,000
                                                                                                   for Policy
                                                                                                   Years after 10/5/
--------------------------------------------------------------------------------------------------------------------------
Administration Charge:                   On each Monthly                    $7.00                        $7.00
                                         Deduction Date
--------------------------------------------------------------------------------------------------------------------------


----------

/4/ Cost of insurance charges vary based on the issue age, sex, risk and rate class of the insured, the current specified amount of insurance coverage, and for length of time the Policy has been in force. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge applicable to your Policy is available upon request from our Variable Product Service Office.


/6/ For Policy Years after 10, the risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000; the latter can increase but the risk charge after Policy Year 10 will never exceed 0.55% of the Accumulation Value.

--------------------------------------------------------------------------------------------------------------------------
                                Periodic Charges Other Than Series Fund Operating Expenses
--------------------------------------------------------------------------------------------------------------------------
                                                                  Amount Deducted - Maximum         Amount Deducted -
           Charge                    When Charge is Deducted          Guaranteed Charge              Current Charge
--------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges:/6/
--------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider:
--------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum Charge       On each Monthly Deduction            $0.06 - $83.33               $0.03 - $83.33
                                       Date (Per $1,000 of
                                         rider benefit
                                        amount per month)
--------------------------------------------------------------------------------------------------------------------------
 31 year old male, standard,        On each Monthly Deduction               $0.14                        $0.08
    preferred non-smoker,             Date (Per $1,000 of
 $260,000 face  in the first              rider benefit
         Policy Year                    amount per month)
--------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider:
--------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge       On each Monthly Deduction           $0.08 - $0.18                $0.08 - $0.18
                                      Date (Per $1,000 of
                                          rider benefit
                                        amount per month)
--------------------------------------------------------------------------------------------------------------------------
31 year old male, standard,         On each Monthly Deduction               $0.08                        $0.08
    preferred non-smoker,             Date (Per $1,000 of
$260,000 face in the first                rider benefit
         Policy Year                    amount per month)
--------------------------------------------------------------------------------------------------------------------------
Disability Rider:
--------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge       On each Monthly Deduction           $0.07 - $0.46                $0.07 - $0.46
                                      Date (Per $1.00 of
                                          rider benefit
                                        amount per month)
--------------------------------------------------------------------------------------------------------------------------
  31 year old male, standard,       On each Monthly Deduction               $0.07                        $0.07
    non-smoker in the first            Date (Per $1.00 of
         Policy Year                       rider benefit
                                        amount per month)
--------------------------------------------------------------------------------------------------------------------------
Paid-up Life Insurance Rider:          Date rider benefit is     3.0% of Accumulation Value    3.0% of Accumulation Value
                                           exercised
--------------------------------------------------------------------------------------------------------------------------



     The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2002. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.


Annual Investment Portfolio Operating Expenses:/7/


------------------------------------------------------------------------------------------------
                                                                               Minimum   Maximum
------------------------------------------------------------------------------------------------
Annual Investment Portfolio Operating Expenses (expenses that are               0.28%     3.01%
deducted from portfolio assets, including management fees, distribution or services (12b-1 fees) and other expenses).
------------------------------------------------------------------------------------------------


----------
/6/ Charges for most of the riders vary based on the insured's issue or actual age, sex and risk and rate class, and may vary based on Policy Year and specified amount of insurance coverage or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Variable Product Services Office.

/7/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2002, was provided to Companion by the Series Fund. The Series Funds are not affiliated with Companion. We have not independently verified these figures.

HOW THE POLICY OPERATES

     The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

--------------------------------------------------------------------------------
                                POLICY FLOW CHART
--------------------------------------------------------------------------------

                                     PREMIUM

..    The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).
..    Additional premium payments may be required pursuant to a planned premium schedule. Payments in addition to planned premiums may be made, within limits.
..    Additional premiums may be required to prevent the Policy from lapsing.
     Payment of the planned premiums may not be enough to keep the Policy from lapsing, even during the No-Lapse Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

Premium Charges per premium payment:

..    3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense that we are required to pay for a particular Policy or premium).
..    $2 from each premium for premium processing expenses.

The remaining amount is your net premium.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              INVESTMENT OF PREMIUM

..    You direct the allocation of all net premiums among the 32 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          CHARGES DEDUCTED FROM ASSETS

..    We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:
     .    0.70% for mortality and expense risk charge during Policy Years 1
          - 10; 0.55% after Policy Year 10 for the Accumulation Value of
          $25,000 or less; currently 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 can increase but will never exceed the guaranteed maximum charge of 0.55%.
     .    $7 administrative charge.
     .    A cost of insurance charge (based on the Net Amount at Risk).
     .    Rider charges (if any).
..    $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
..    Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                               ACCUMULATION VALUE

..    Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
..    Accumulation Value may vary daily. There is no minimum guaranteed
     Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
..    Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.
..    Dollar cost averaging, asset allocation and rebalancing programs are available.
..    Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           ACCUMULATION VALUE BENEFITS

..    After the first Policy Year you can take loans for amounts up to 100% of
     Cash Surrender Value (less loan interest to the end of the Policy Year and a sufficient Monthly Deduction to keep the Policy in force for at least one month) at a net annual interest rate charge of 2%.
..    Preferred loans are available beginning in the 10th Policy Year and later with a net interest rate charge of 0%. All loans become preferred loans beginning in the 10th Policy Year.
..    You can surrender the Policy in full at any time for its Cash Surrender
     Value, or withdraw part of the Accumulation Value (after the first Policy
     Year). A surrender charge based upon issue age, sex, risk class, and the amount of time you have had your Policy, may apply to any surrender or reduction in the specified amount of insurance coverage for the first 12 Policy Years. The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage. Taxes and tax penalties may also apply.
..    If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes.
..    Fixed and variable payout options are available.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 DEATH BENEFIT

..    Received income tax free to Beneficiary.
..    Available as lump sum or under a variety of payout options.
..    Two death benefit options are available:

     (1) greater of (a) current specified amount; or (b) Accumulation Value on the date of death plus a corridor amount; or
     (2) Accumulation Value plus the greater of (a) the current specified amount, or (b) a corridor amount.

..    Flexibility to change death benefit option and specified amount of insurance coverage.
..    Rider benefits are available.

Death benefit proceeds paid are reduced by any Policy loan balance and unpaid loan interest

--------------------------------------------------------------------------------

Tax-Free Exchanges (1035 Exchanges)

     You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

--------------------------------------------------------------------------------
                 For more detailed information about the Policy,
             Please read the rest of this Prospectus and the Policy.
--------------------------------------------------------------------------------

COMPARISON TO OTHER POLICIES AND INVESTMENTS

     The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

     Compared to other life insurance policies. In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

--------------------------------------------------------------------------------

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models.

--------------------------------------------------------------------------------

     Compared to mutual funds. The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

..    The Policy provides a death benefit based on the life of the insured.
..    The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).
..    Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
..    We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.
..    Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
..    Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by New York law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.
..    Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy.
..    You can make transfers from one underlying investment portfolio to another without tax liability.
..    Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
..    The Policy might be a "modified endowment contract." If it is, then (a)
     there will be a 10% penalty tax on distributions before age 59 1/2; (b) distributions would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as distributions.
..    New York insurance law grants you 10 days to review your policy and cancel it for a return of premium paid.

ABOUT US

     We are Companion Life Insurance Company, a stock life insurance company organized under the laws of the State of New York in 1949. We are a wholly-owned subsidiary of United of Omaha Life Insurance Company, which is a subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. Companion is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in New York.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

INVESTMENT OPTIONS


     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment goals -- each chosen for its potential to meet specific investment goals. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.


     You can choose among 32 variable investment options and two-fixed rate options.


--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment goals are summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment goals.
--------------------------------------------------------------------------------


..    VARIABLE INVESTMENT OPTIONS

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

     The Variable Account, Companion Life Separate Account B, provides you with 32 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.


--------------------------------------------------------------------------------

The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain investment portfolios available under the Policy are very similar to the investment goals and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

For detailed information about any investment portfolio, including its expenses and performance history, refer to the prospectus for that investment portfolio.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Variable Investment Options
    Asset                       Under Companion Life Separate Account B
Category (*)                           (Series Fund - Portfolio)                                                 Goal
------------------------------------------------------------------------------------------------------------------------------------
                          Van Kampen Universal Institutional Funds, Inc. -
Emerging Markets Equity   Van Kampen UIF Emerging Markets Equity Portfolio /(6)/                   Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                              Emerging market country securities
------------------------------------------------------------------------------------------------------------------------------------
                          Scudder Investment VIT Funds -
                          Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A /(11)/           Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                          Statistically selected sample of the securities found in the EAFE(R) Index
                          ----------------------------------------------------------------------------------------------------------
                          Scudder Variable Series I Fund -
                          Scudder VS1 Global Discovery Portfolio Class B /(8)/                     Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
International Equity                                    Small companies in the U.S. or foreign markets
                          ----------------------------------------------------------------------------------------------------------
                          Scudder Variable Series I Fund -
                          Scudder VS1 International Portfolio Class A /(8)/                        Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                            Common stocks of companies which do business outside the United States
                          ----------------------------------------------------------------------------------------------------------
                          T. Rowe Price International Series, Inc. -
                          T. Rowe Price International Stock Portfolio /(9)/                        Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                              Common stocks of foreign companies
------------------------------------------------------------------------------------------------------------------------------------
                          Pioneer Variable Contracts Trust -                                       Long-term capital appreciation
Real Estate Equity        Pioneer Real Estate Shares VCT Portfolio Class I /(7)/                   with current income
                          ----------------------------------------------------------------------------------------------------------
                                        Real estate investment trusts (REITs) and other real estate industry companies
------------------------------------------------------------------------------------------------------------------------------------
                          Alger American Fund -
                          Alger American Small Capitalization Portfolio Class 0 /(1)/              Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                   Equity securities of companies with total market capitalization of less than $1 billion
                          ----------------------------------------------------------------------------------------------------------
                          Scudder Investment VIT Funds -
Small-Cap Equity          Scudder VIT Small Cap Index Fund Portfolio Class A /(11)/                Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                      Statistically selected sample of the securities found in the Russell 2000(R) Index
                          ----------------------------------------------------------------------------------------------------------
                          Pioneer Variable Contracts Trust
                          Pioneer Small Cap Value VCT Fund Portfolio Class II /(7)/                Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                              Common stock of small companies with catalyst for growth potential
------------------------------------------------------------------------------------------------------------------------------------
                          Fidelity Variable Insurance Products Funds
                          Fidelity VIP Mid Cap Portfolio Class 2 /(3)/                             Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                               Currently undervalued companies
Mid-Cap Equity            ----------------------------------------------------------------------------------------------------------
                          Pioneer Variable Contracts Trust -
                          Pioneer Mid-Cap Value VCT Portfolio Class I /(7)/                        Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                               Currently undervalued companies
------------------------------------------------------------------------------------------------------------------------------------
                          Alger American Fund -
                          Alger American Growth Portfolio Class 0 /(1)/                            Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                   Equity securities of companies with total market capitalization of more than $1 billion
                          ----------------------------------------------------------------------------------------------------------
                          Fidelity Variable Insurance Products Fund II -
                          Fidelity VIP Contrafund Portfolio Initial Class /(3)/                    Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
Large-Cap Growth Equity                                       Currently undervalued companies
                          ----------------------------------------------------------------------------------------------------------
                          Fidelity Variable Insurance Products Fund II -                           Long-term capital appreciation
                          Fidelity VIP Index 500 Portfolio Initial Class /(3)/                     with current income
                          ----------------------------------------------------------------------------------------------------------
                                                    Stocks that comprise the Standard and Poor's 500 Index
                          ----------------------------------------------------------------------------------------------------------
                          MFS Variable Insurance Trust -
                          MFS Capital Opportunities Series Portfolio Initial Class /(5)/           Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                       Common stocks of domestic and foreign companies
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Variable Investment Options
    Asset                       Under Companion Life Separate Account B
 Category (*)                          (Series Fund - Portfolio)                                                 Goal
------------------------------------------------------------------------------------------------------------------------------------
                          MFS Variable Insurance Trust -
                          MFS Emerging Growth Series Portfolio Initial Class /(5)/                 Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                           Common stocks of small and medium-sized companies with growth potential
                          ----------------------------------------------------------------------------------------------------------
                          MFS Variable Insurance Trust -
                          MFS  Research Series Portfolio Initial Class /(5)/                       Long-term capital appreciation
Large-Cap Growth Equity   ----------------------------------------------------------------------------------------------------------
                                          Research analyst's recommendations for best expected capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                          Pioneer Variable Contracts Trust -
                          Pioneer Growth Shares VCT Portfolio Class II /(7)/                       Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                   Focus on secular trends, competitive strength and return on incremental invested capital
                          ----------------------------------------------------------------------------------------------------------
                          T. Rowe Price Equity Series, Inc. -
                          T. Rowe Price New America Growth Portfolio /(10)/                        Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                             Common stocks of U.S. companies in the service sector of the economy
------------------------------------------------------------------------------------------------------------------------------------
                          Fidelity Variable Insurance Products Fund -                              Dividend income & capital
                          Fidelity VIP Equity-Income Portfolio Initial Class /(3)/                 appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                              Income-producing equity securities
                          ----------------------------------------------------------------------------------------------------------
                          Pioneer Variable Contracts Trust -
                          Pioneer Equity Income Fund VCT Portfolio Class II /(7)/                  Current income & long-term growth
                          ----------------------------------------------------------------------------------------------------------
                                              Focus on large, strong companies with histories of dividend growth
                          ----------------------------------------------------------------------------------------------------------
Large-Cap Value Equity    Pioneer Variable Contracts Trust -                                       Capital growth with current
                          Pioneer Fund VCT Portfolio Class II /(7)/                                income
                          ----------------------------------------------------------------------------------------------------------
                                               Emphasizes high-quality, value and long-term earnings potential
                          ----------------------------------------------------------------------------------------------------------
                          Scudder Variable Series I Fund -                                         Long-term capital appreciation
                          Scudder VS1 Growth and Income Portfolio Class B /(8)/                    with current income
                          ----------------------------------------------------------------------------------------------------------
                                                         Common stocks of large, established companies
                          ----------------------------------------------------------------------------------------------------------
                          T. Rowe Price Equity Series, Inc. -                                      Dividend income & capital
                          T. Rowe Price Equity Income Portfolio /(10)/                             appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                    Dividend-paying common stocks of established companies
------------------------------------------------------------------------------------------------------------------------------------
                          Fidelity Variable Insurance Products Fund II -
                          Fidelity VIP Asset Manager: Growth Portfolio Initial Class /(3,4)/       Long-term capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                                 Domestic and foreign stocks, bonds and short-term investments
Hybrid                    ----------------------------------------------------------------------------------------------------------
                          T. Rowe Price Equity Series, Inc. -                                      Capital appreciation & dividend
                          T. Rowe Price Personal Strategy Balanced Portfolio /(10)/                income
                          ----------------------------------------------------------------------------------------------------------
                                              Diversified portfolio of stocks, bonds and money market securities
------------------------------------------------------------------------------------------------------------------------------------
                          MFS Variable Insurance Trust -                                           Seeks income & capital
International Fixed       MFS Strategic Income Series Portfolio Initial Class /(5)/                appreciation
Income                    ----------------------------------------------------------------------------------------------------------
                                                                International government bonds
------------------------------------------------------------------------------------------------------------------------------------
                          MFS Variable Insurance Trust -                                           High current income and
High Yield Fixed Income   MFS High Income Series Portfolio Initial Class /(5)/                     capital appreciation
                          ----------------------------------------------------------------------------------------------------------
                                             Diversified bond portfolio, some of which may involve equity features
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Above average return from a
                          Van Kampen Universal Institutional Funds, Inc. -                         diversified portfolio of fixed
                          Van Kampen UIF Core Plus Fixed Income Portfolio /(6)/                    income securities
                          ----------------------------------------------------------------------------------------------------------
Intermediate-Term /                        Medium to high quality fixed income investments of intermediate maturity
Long-Term Fixed Income    ----------------------------------------------------------------------------------------------------------
                          Federated Insurance Series -
                          Federated Fund for U.S. Gov't Securities II Portfolio /(2)/              Current income
                          ----------------------------------------------------------------------------------------------------------
                                                                   U.S. Government bonds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   High level of current income
                          T. Rowe Price Fixed Income Series, Inc. -                                consistent with modest price
Short-Term Fixed Income   T. Rowe Price Limited-Term Bond Portfolio /(10)/                         fluctuations
                          ----------------------------------------------------------------------------------------------------------
                                                 Short and intermediate-term investment grade debt securities
------------------------------------------------------------------------------------------------------------------------------------
                          Federated Insurance Series -                                             Current income consistent with
Cash                      Federated Prime Money Fund II Portfolio /(2)/                            the stability of principal
                          ----------------------------------------------------------------------------------------------------------
                                                             High-quality money market instruments
------------------------------------------------------------------------------------------------------------------------------------

(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended objectives, but do not assure that any investment portfolio will perform consistent with the categorization. Information contained in the Investment Portfolios" prospectuses should be read carefully before investing in any Subaccount.

Investment advisers of the Series Funds:

/(1)/ Fred Alger Management, Inc.
/(2)/ Federated Investment Management Company.
/(3)/ Fidelity Management & Research Company.
/(4)/ Fidelity Management & Research (U.K.) Inc., and Fidelity Management and
     Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
/(5)/ MFS(TM) Investment Management.
/(6)/ Morgan Stanley Asset Management Inc.
/(7)/ Pioneer Investment Management, Inc.
/(8)/ Scudder Kemper Investments, Inc.
/(9)/ T. Rowe Price-Fleming International, Inc., a joint venture between T. Rowe
     Price Associates, Inc. and Robert Fleming Holdings Limited.
/(10)/ T. Rowe Price Associates, Inc.

/(11)/ Deutsche Asset Management, Inc.

--------------------------------------------------------------------------------

We do not assure that any portfolio will achieve its stated goal. Detailed information, including a description of each investment portfolio's investment goal and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

--------------------------------------------------------------------------------

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.


     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios.


     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the Series Fund and/or any investment portfolio thereof.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or Companion. The Variable Account was established as a separate investment account of Companion under New York law on August 27, 1996. Under New York law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and they could go down in value. Each investment portfolio operates as a separate investment portfolio, and the income or losses of one investment portfolio generally have no effect on the investment performance of any other investment portfolio. Complete descriptions of each investment portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the investment portfolios which accompany this Prospectus. Read these prospectuses carefully before you choose an investment portfolio.

Adding, Deleting, or Substituting Variable Investment Options

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.


     If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an exemptive order from the SEC, if necessary.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

..    FIXED RATE OPTIONS

     There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, before deduction of the risk charge. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not credit more interest than will yield 4.0% per year for the life of the Policy. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

--------------------------------------------------------------------------------

The actual net effective minimum interest rate, after deduction of the risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter.

--------------------------------------------------------------------------------

Systematic Transfer Account

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of the deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.0%. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of Companion. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.
--------------------------------------------------------------------------------


     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 12 months. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.


Fixed Account and Systematic Transfer Account

     The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

--------------------------------------------------------------------------------
We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.
--------------------------------------------------------------------------------

     We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4.0% compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

     We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

     (i) the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less
     (ii) that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less
     (iii) any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less
     (iv) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a Loan Account, plus
     (v)  interest at the guaranteed minimum interest rate, and plus
     (vi) excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

..    TRANSFERS

     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

Transfer Rules:

..    We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
..    The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.
..    The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will allow no more than 24 transfers in any Policy Year.
..    A transfer from the fixed account:
     . may be made only once each Policy Year (unless the dollar cost averaging program is elected);
     .    is free;
     .    may be delayed up to six months;
     .    does not count toward the 12 free transfer limit; and
     . is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.


..    We reserve the right to limit transfers, or to modify transfer privileges into any Subaccount and we reserve the right to change the transfer rules at any time. We will notify affected policyholders before we limit transfers, modify transfer procedures or refuse to complete a transfer.


..    Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.
..    If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
..    Transfers result in the cancellation of accumulation units in the
     Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.
..    We specifically reserve the right to disallow transfers into any Subaccount if, in our judgment, the transfer is made for "market timing" purposes.
..    We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

Third-party Transfers

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

..    DOLLAR COST AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

--------------------------------------------------------------------------------
The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------

Dollar Cost Averaging Rules:

..    The dollar cost averaging program is free.
..    We must receive notice of your election and any changed instruction ---
     either Written Notice or an authorized telephone transaction.
..    Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
..    There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
..    Amount of each transfer must be at least $100, and must be $50 per
     Subaccount.
..    If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
..    You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
..    You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.
..    Dollar cost averaging program transfers cannot begin before the end of a
     Policy's "right to examine period".


..    Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.


..    SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP program")


     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 12 months. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

--------------------------------------------------------------------------------
You cannot transfer amounts from the STEP account to the fixed account.
--------------------------------------------------------------------------------


STEP Program Rules:

..    The STEP program is free.
..    Must have at least $5,000 in the systematic transfer account to begin the program.
..    Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
..    Transfers must be at least $50 per Subaccount.
..    No new premiums may be allocated to this account after you purchase the
     Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer.
..    Upon receipt of funds by Section 1035 exchange or for an IRA rollover or exchange, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
..    Cannot begin before the end of the Policy's "right to examine" period.
..    You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
..    No transfers may be made into the systematic transfer account.
..    No portion of any loan repayment will be allocated to the systematic transfer account.
..    All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
..    The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

..    ASSET ALLOCATION PROGRAM

     The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and might not achieve your goal.
--------------------------------------------------------------------------------

Asset Allocation Program Rules:

..    The asset allocation program is free.
..    You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
..    Changed instructions, or a request to end this program, must also be by
     Written Notice or an authorized telephone transaction.
..    You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
..    Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
..    The asset allocation program will automatically rebalance your value in the
     Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.


..    The investment portfolios that are included in a model may change from period to period. You will be notified and have an opportunity to change your instructions if the models are changed. Otherwise, your election to use a model will remain in effect, without regard to changes in the investment portfolios in that model, unless you provide us with changed instructions.


The asset allocation program does not protect against a loss, and may not achieve your goal.


--------------------------------------------------------------------------------------------------------------------
                                               ASSET ALLOCATION MODELS
                                                CURRENT ALLOCATIONS*
--------------------------------------------------------------------------------------------------------------------
                                            Principal        Portfolio        Income       Capital         Equity
                                            Conserver        Protector        Builder    Accumulator      Maximizer
                                         (conservative)     (moderately     (moderate)   (moderately    (aggressive)
           Portfolio                            %         conservative) %        %       aggressive)%         %
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500                         20                15             15            15             15
MFS Capital Opportunities Series                0                 5             10            15             20
Pioneer Mid-Cap Value VCT                       0                 5             10            15             20
T. Rowe Price Equity Income                     0                 5             10            15             20
T. Rowe Price International Stock               0                10             15            15             20
T. Rowe Price Limited-Term Bond                50                30              0             0              0
Van Kampen UIF Emerging Markets Equity          0                 0              0             5              5
Van Kampen UIF Core Plus Fixed Income          30                30             40            20              0
--------------------------------------------------------------------------------------------------------------------
    * We expect to change model allocations and/ or to substitute investment portfolio options therein in future prospectuses. Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.
--------------------------------------------------------------------------------------------------------------------


     We use Callan Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

..    REBALANCING PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

     Rebalancing Program Rules:

..    The rebalancing program is free.
..    You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must be by Written Notice.
..    You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.
..    You may have rebalancing occur quarterly, semi-annually or annually.
..    Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

The rebalancing program does not protect against a loss and may not achieve your investment goals.

IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a flexible premium variable life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed rate options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

..    POLICY APPLICATION AND ISSUANCE

     To purchase a Policy, you must submit an application and provide evidence of the proposed insured's insurability. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium on the date the Policy is issued. All premiums are allocated to the Federated Prime Money Fund II portfolio until the end of the "right to examine" period, and only then to your selected investment allocations. If a Policy is not issued, all premiums received will be returned. If all requirements for a valid policy are satisfied, including payment of required premiums, the Policy will be effective as of the issue date.

--------------------------------------------------------------------------------
Replacing existing life insurance is not always your best choice. Evaluate any replacement carefully.
--------------------------------------------------------------------------------

Application in Good Order

     All application questions must be answered, but particularly note these requirements:

     .    Your full name, Social Security number, and date of birth must be included.
     . The Beneficiary's full name, Social Security number, and other information must be included.
     . Your premium allocations must be completed, be in whole percentages, and total 100%.
     .    Planned first year payment must meet minimum initial premium requirements.
     .    Your signature and your agent's signature must be on the application.
     .    City, state, and date application was signed must be completed.
     . You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we deem relevant).
     . Your agent must be both properly licensed and appointed with us and be a licensed securities salesperson.

Premium Payments

     Your premium checks should be made payable to "Companion Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any premium until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. We reserve the right to change the following premium payment requirements.

     Initial Premium Payment:

     . Must be enough to purchase $100,000 of insurance coverage, or a greater specified amount of insurance coverage.
     . The net premium is invested in the Federated Prime Money Fund II until the end of the "right to examine" period.

     Additional Premium Payments:

     . Additional premiums can only be paid until the insured's age 100 (except as may be required in a grace period).

     . If a premium increases the specified amount of insurance coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
     . Must be at least enough to maintain the specified amount of insurance coverage you purchased.
     . Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all planned premiums in full and on time. However, there may be a "no lapse" period, described below.
     . If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.
     . Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
     . We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

..    ACCUMULATION VALUE

     On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

     (a)  the total of the values in each Subaccount; plus
     (b)  the accumulation value of the fixed account; plus
     (c)  the accumulation value of the systematic transfer account; plus
     (d)  the accumulation value of any Loan Account; less
     (e)  the Monthly Deduction for the current month.

     On any date other than the date of a Monthly Deduction the Accumulation Value equals:

     (a) the total of the values in each Subaccount on the date of calculation; plus
     (b) the accumulation value of the Loan Account on the date of calculation; plus
     (c) the accumulation value of the systematic transfer account on the date of calculation; plus
     (d) the accumulation value of the fixed account on the date of calculation.

     The value for each Subaccount equals:

     (a) the current number of accumulation units for that Subaccount; multiplied by
     (b)  the current accumulation unit value.

     Each net premium, Monthly Deduction, transfer, loan and loan repayment and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The accumulation unit value of any Subaccount may increase or decrease from one Business Day to the next to reflect the investment performance of the corresponding investment portfolio.

     The SAI contains more details regarding the calculation of the accumulation unit value. The SAI also describes the calculation of the Accumulation Value for the fixed account and the systematic transfer account.

     The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

..    LAPSE AND GRACE PERIOD

Lapse

     Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

     No Policy Loan exists: The Policy will lapse if, on the date of a Monthly Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

     A Policy Loan exists: The Policy will lapse on the date of a Monthly Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provisions), and any loan interest due, and a grace period expires without a sufficient premium payment.

--------------------------------------------------------------------------------
          A lapse of the Policy may result in adverse tax consequences.
--------------------------------------------------------------------------------

No-Lapse Period

     All premiums reflect the Insured's age, sex, risk class and rate class.

     The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the following rules:

     .    The Policy has never been reinstated;
     . There is no additional insured term insurance rider covering the insured attached to the Policy;

     If the minimum monthly premium is paid and the above rules are met, the No-Lapse Period of the Policy is the lesser of five years or to age 65. The minimum monthly premium shall equal (a) the minimum monthly premium for the base plan, plus (b) the minimum monthly premium(s) for any rider(s). The minimum monthly premium for the base plan and for any additional insured term rider is/are computed as set forth in the rider data pages of the Policy.

     If the target monthly premium is paid and the above rules are met, the No-Lapse Period of the policy is the lesser of 10 years or to age 70. The target monthly premium is equal to (a) the target monthly premium for the base plan, plus (b) the target monthly premium(s) for any rider(s). The target monthly premium for the base plan and for any additional insured term rider is/are computed as set forth in the rider data pages of the Policy.

     If you fail to meet the minimum or target monthly premium for the selected No-Lapse Period on the date of any Monthly Deduction, you may still qualify for the minimum No-Lapse Period by paying the difference between:

     (a) the sum of the premiums paid since the Policy's date of issue less any partial withdrawals, accumulated at 4% interest, less any outstanding loans; and
     (b)  the sum of the minimum monthly premiums accumulated at 4% interest.

     This amount must be received within 90 days of the date of the Monthly Deduction on which the monthly premium requirement was not met. If payment is not received within that 90-day period, payment of all subsequent monthly premiums will not guarantee that the Policy will continue to the end of the No-Lapse Period.

Grace Period

     Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

     . We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
     . If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
     . Payment received during a grace period is first applied to repay Policy loans and interest on those loans, before the remaining amount is applied as additional premium to keep the Policy in force, unless otherwise specified.
     . Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and partial withdrawals.
     . If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

..    CONTINUATION OF INSURANCE

     If no additional premiums are paid, this Policy will continue as follows:

     (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;
     (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or
     (c)  until the maturity date,

     whichever occurs first.

     We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living.

..    MATURITY DATE

     The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the insured is then living; and (b) this Policy is in force. The Policy may terminate prior to the maturity date as described above under the lapse and grace period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

..    PAID-UP LIFE INSURANCE

     Within 60 days after each Policy Anniversary you have the option to transfer the Accumulation Value in the Variable Account to the fixed account and apply the Cash Surrender Value to purchase a fixed paid-up life insurance benefit. The amount of paid-up life insurance will be the amount provided by applying the Cash Surrender Value as a net single premium based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Nonsmoker and Male or Female as applicable to the Insured, age last birthday, with interest at 4%.

..    PAID-UP LIFE INSURANCE (where a Policy loan exists)

     You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to have a Policy rider issued that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

     . The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
     . The Policy loan balance must exceed the specified amount of insurance coverage.
     . Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.
     . Any additional insured term riders attached to your Policy must be removed.
     . After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option.
     . After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

     The amount of paid-up life insurance provided by this provision equals the Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

     (a) the current specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the insured's attained age; or
     (c) the Policy's loan balance on the date of death, plus the corridor amount for the insured's attained age.

The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

     We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

..    REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient premium payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

     .    written application signed by you and the insured;
     .    evidence of the insured's insurability satisfactory to us;
     .    enough payment to continue this Policy in force for three months; and
     . repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

     On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

     The effective date of reinstatement will be the date we approve the application for reinstatement.

     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

     Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

..    DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months from the date we receive your Written Notice.

     We reserve the right to delay payments of loans, partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.

EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each investment portfolio prospectus.

..    DEDUCTIONS FROM PREMIUM

Tax Charge - 3.75% of each premium payment

     We incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

Premium Processing Charge - $2 per payment

     We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

..    MONTHLY DEDUCTION

     We deduct a Monthly Deduction from the Policy's Accumulation Value on the date of issue and on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the cost of insurance charge; (2) the risk charge; (3) the administrative charge; and (4) the cost of riders.

     Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in cancellation of accumulation units in the Subaccounts and a reduction of value in the fixed account.

Cost of Insurance Charge

     The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex, risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. Based on our underwriting, you will be placed in the following underwriting categories (from highest cost of insurance charge to lowest): substandard, standard, preferred and preferred plus. Also, tobacco users will pay higher cost of insurance charges in each of the classes except for the preferred plus which does not include tobacco users. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the current cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

     The cost of insurance each month equals:

          .    The Net Amount at Risk for the month; multiplied by
          .    The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the specified amount of insurance coverage; divided by
          .    $1,000.

     The Net Amount at Risk in any month equals:

          .    The death benefit; less
          .    The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

Risk Charge

     The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period - and for expenses we incur to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge currently is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000. We can increase the risk charge after Policy Year 10 but it will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which can be increased to a maximum of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Administrative Charge - $7 Per Month

     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

Cost of Riders Charge

     The following Policy riders are available for the cost detailed below.

     Additional Insured Rider. This rider provides term insurance for the primary insured at a cost equal to the amount of insurance coverage provided by the rider , multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. The amount of the insurance coverage provided by the rider cannot exceed two times the base Policy's specified amount of insurance coverage. This charge is based on the primary insured's issue age, sex and rate class. The charge for this rider increases on an annual basis.

     Accidental Death Benefit Rider. This rider provides additional coverage in the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

     Disability Rider. This rider provides a benefit in the event of disability of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

     Paid-Up Life Insurance Rider. This rider guarantees that your Policy will remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

..    TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

     The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of the transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.

..    SURRENDER CHARGE (ALSO APPLIES TO DECREASES IN SPECIFIED AMOUNT OF
     INSURANCE COVERAGE)


     Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex, risk and rate class, the length of time your Policy has been in force and the specified amount of insurance coverage. For example, for a male age 31 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $10.00 for each $1,000.00 of specified amount of insurance coverage in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter. Your specific charge is specified in your Policy's data pages.


     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

..    SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

     Each investment portfolio of the Series Fund is responsible for its own expenses. The net asset value per share for each investment portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

POLICY DISTRIBUTIONS

     The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

..    POLICY LOANS

--------------------------------------------------------------------------------
       Amount You Can Borrow                       Loan Interest Rate
--------------------------------------------------------------------------------
Standard Policy Loan. After the first   Standard Policy Loan. Net annual loan
Policy Year, you may borrow up to       interest rate of 2%: we charge an
100% of the Cash Surrender Value,       interest rate in advance with a 6%
less loan interest to the end of the    effective annual yield, but we also
Policy Year, and less a Monthly         credit an interest rate with an
Deduction that is sufficient to         effective annual yield of 4% to any
continue the Policy in force for at     amounts in the Loan Account.
least one month.
--------------------------------------------------------------------------------

Preferred Policy Loan. Available        Preferred Policy Loan. Net annual loan
beginning in the 10th Policy Year.      interest rate of 0%: we charge an
Any loan outstanding at the beginning   interest rate in advance with a 6%
of the 10th Policy Year will become a   effective annual yield, but we also
preferred Policy loan from that point   credit an interest rate with an
forward.                                effective annual yield of 6% to any
                                        amounts in the Loan Account.
--------------------------------------------------------------------------------
We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect. You may wish to consult your tax adviser before taking a preferred Policy loan.
--------------------------------------------------------------------------------

Loan Rules:

..    The Policy must be assigned to us as sole security for the loan.
..    We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in cancellation of accumulation units.
..    Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
..    All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
..    The death benefit proceeds will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
..    We may defer making a loan for six months unless the loan is to pay premiums to us.

..    SURRENDER

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

Surrender Rules:

..    The Policy must be returned to us to receive the Cash Surrender Value.
..    A surrender charge may apply.
..    The maximum applicable Surrender Charge is described in your Policy and the
     Expenses section of this Prospectus.
..    Surrenders may have tax consequences. See "Federal Tax Matters".
..    We may defer payment from the fixed account or the systematic transfer account for up to six months.

--------------------------------------------------------------------------------
For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by New York law. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.
--------------------------------------------------------------------------------

..    PARTIAL WITHDRAWALS

     After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus).

     If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by (a) the amount of the withdrawal, plus (b) the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the new specified amount of insurance coverage after the withdrawal.

     If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount of insurance coverage will not change).

Partial Withdrawal Rules:

..    The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.
..    Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
..    Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
..    We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months from the date we receive your request.
..    Partial withdrawals may change the minimum and target monthly premium requirements applicable to the No-Lapse Period provision.
..    Partial withdrawals may have tax consequences.

..    DEATH BENEFIT

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

Death Benefit Options

      You have a choice of one of two death benefit options. Option 1 is in effect unless you elect option 2.

Death Benefit Option 1:

The death benefit is the greater of:

     (a)  the specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

     (a)  the specified amount of insurance coverage on the date of death; or
     (b)  the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

     The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

Attained    Corridor    Attained    Corridor    Attained    Corridor
  Age      Percentage     Age      Percentage     Age      Percentage
--------   ----------   --------   ----------   --------   ----------
  0-40        150%         54          57%          68         17%
    41        143%         55          50%          69         16%
    42        136%         56          46%          70         15%
    43        129%         57          42%          71         13%
    44        122%         58          38%          72         11%
    45        115%         59          34%          73          9%
    46        109%         60          30%          74          7%
    47        103%         61          28%       75-90          5%
    48         97%         62          26%          91          4%
    49         91%         63          24%          92          3%
    50         85%         64          22%          93          2%
    51         78%         65          20%          94          1%
    52         71%         66          19%          95+         0%
    53         64%         67          18%

     After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount of insurance coverage to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount of insurance coverage is subject to a surrender charge. Changes in the death benefit option may have tax consequences.

Rules for Changing the Death Benefit Option:

..    A change in death benefit option takes effect on the date the Monthly
     Deduction is assessed after we receive your Written Notice to change.
..    After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the new specified amount of insurance coverage.
..    A change in the current specified amount of insurance coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

Change in Specified Amount of Insurance Coverage

     After the first Policy Year, you may change the specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the new specified amount of insurance coverage after the change. Changes to the specified amount of insurance coverage may have tax consequences.

Rules for Changing Specified Amount of Insurance Coverage:

..    An increase in the specified amount of insurance coverage requires a new application and evidence of insurability satisfactory to us.
..    No increases after attaining age 90.
..    A decrease in the specified amount of insurance coverage is subject to a surrender charge on the amount of the decrease.
..    A decrease is only allowed to the extent the specified amount of insurance coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.
..    A change in the current specified amount of insurance coverage will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

..    PAYMENT OF PROCEEDS

     You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. If a payout option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum. The payout options are described in the SAI.

..    LUMP SUM PAYMENT

     In most cases, when a death benefit is paid in a lump sum, we will pay the death benefit by establishing an interest bearing account, called the "TABS Access Account", for the beneficiary, in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The TABS Access Account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the TABS Access Account.

FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

..    LIFE INSURANCE QUALIFICATION

     The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

--------------------------------------------------------------------------------
Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.
--------------------------------------------------------------------------------

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     . the death benefit should be fully excludable from the Beneficiary's gross income; and
     . you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

--------------------------------------------------------------------------------
This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.
--------------------------------------------------------------------------------

     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

..    TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

     Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the investment in the Policy (see box below), the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

--------------------------------------------------------------------------------

     "Investment in the Policy" means:

     . the aggregate amount of any premium payments or other consideration paid for the Policy, minus
     . the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
     . the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

--------------------------------------------------------------------------------

     Distributions other than Death Benefits from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.
(2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
(3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

     Distributions other than Death Benefits from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

     Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

..    OTHER POLICY OWNER TAX MATTERS

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

     Interest Paid on Policy loans generally is not tax deductible.

     Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

     Paid-Up Life Insurance Rider. The tax consequences associated with the paid-up life insurance rider are unclear.

You should consult a qualified tax adviser about the tax consequences of electing this Policy rider.

     Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

     Diversification requirements. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

     Owner control. In certain circumstances, your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners were not owners of variable account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

     Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

     Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.


     Possible Tax Law changes. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.


     No Guarantees Regarding Tax Treatment. We cannot guaranty the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

MISCELLANEOUS

..    TELEPHONE TRANSACTIONS

     Telephone Transactions Permitted:

..    Transfers.
..    Partial withdrawals or loans of $10,000 or less by you.
..    Change of premium allocations.

     Telephone Transaction Rules:

..    Only you may elect. Do so on the Policy application or by prior Written
     Notice to us.
..    Must be received by close of the New York Stock Exchange ("NYSE") (usually
     3 p.m. Central Time); if later, the transaction will be processed the next Business Day.
..    Will be recorded for your protection.
..    For security, you must provide your Social Security number and/or other identification information.
..    May be discontinued at any time as to some or all Owners.
..    For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

     We are not liable for following authorized telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

..    DISTRIBUTION OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 99% of target premium for the first Policy Year and up to 6% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.


     For the fiscal year ended December 31, 2002, United paid $114,212 in total compensation to MOIS; of this amount MOIS retained $26,564 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2001, these amounts were $171,760 and $35,168 respectively. In 2000, these amounts were $5,903 and $3,027 respectively.


..    LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

..    FINANCIAL STATEMENTS


     Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office.

..    USA PATRIOT ACT NOTICE

     The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

..    PRIVACY NOTICE

     We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the succeeding four pages.

                                 MUTUAL OF OMAHA
                      PRIVACY NOTICE-PERSONAL INFORMATION
--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:

..    Mutual of Omaha Insurance Company
..    Mutual of Omaha Investor Services, Inc.
..    Mutual of Omaha Marketing Corporation
..    United of Omaha Life Insurance Company
..    United World Life Insurance Company
..    Companion Life Insurance Company
..    Exclusive Healthcare, Inc.
..    Omaha Property and Casualty Insurance Company
..    Mutual of Omaha Structured Settlement Company, Inc.
..    Mutual of Omaha Structured Settlement Company of New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                       Why You Are Receiving This Notice

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us.

Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              Personal Information

Personal Information means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             Information We Collect

In the normal course of business we may collect Personal Information about you from:

..    Applications or other forms we receive from you.
..    Your transactions with us, such as your payment history.
..    Your transactions with other companies.
..    Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies").
..    Other sources (such as motor vehicle reports, government agencies and medical information bureaus).
..    Consumer-reporting agencies.

                           Your Personal Information

Sharing Within Mutual of Omaha

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:

..    Your name.
..    Your income.
..    Your Social Security number.
..    Other identifying information you give us.
..    Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              YOUR PRIVACY CHOICE

Note: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

--------------------------------------------------------------------------------

Sharing With Third Parties: For All Customers Except Residents of Minnesota, New Mexico and Vermont

If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              Your Right to Choose

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:

..    To respond to a judicial process or government regulatory authority.
..    To process an insurance product or service that you request.
..    To maintain or service your account, such as paying a claim.
..    To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

Sharing With Third Parties: For Customers Who Are Residents of Minnesota, New Mexico and Vermont

If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law. For example:

..    To respond to a judicial process or government regulatory authority.
..    To process an insurance product or service that you request.
..    To maintain or service your account, such as paying a claim.
..    To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

Sharing of Certain Information About Your Creditworthiness: For All Customers Except Residents of Vermont

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:

..    Your marital status.
..    Your income.
..    Your employment history.
..    Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

Sharing of Certain Information About Your Creditworthiness: For Customers Who Are Residents of Vermont

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:

..    Your marital status.
..    Your income.
..    Your employment history.
..    Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                        How We Protect Your Information

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

--------------------------------------------------------------------------------

                                MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS

Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations". These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW

Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:

     . Properly identify yourself with your full name and policy and/or account numbers.
     .    Submit a written request to us for your personal information.
     .    Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

     . Notify you in writing of our refusal to make the correction, amendment or deletion.
     .    Give you the reasons for our refusal.
     . Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

..    The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.
..    The date the person examined or received your medical information.
..    A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                    Mutual of Omaha
                    Attn. Privacy Notice
                    Mutual of Omaha Plaza
                    Omaha, NE  68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.

--------------------------------------------------------------------------------

This Prospectus may only be used to offer the Policy where the Policy may be lawfully sold. No one is authorized to give information or make representations about the Policy that is not in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

This Prospectus generally describes only the variable investment options, except where the fixed rate options are specifically mentioned.

--------------------------------------------------------------------------------
DO YOU HAVE QUESTIONS?

If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at:
Companion, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664. Telephone 1-800- 494-0067.

--------------------------------------------------------------------------------

DEFINITIONS

Accumulation Value is the dollar value of amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

Allocation Date is the first Business Day following the completion of your "right to examine" period.

Beneficiary is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value, less any Policy loans, unpaid loan interest and any applicable surrender charge.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

Monthly Deduction is a monthly charge that includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

Net Amount at Risk means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

No Lapse Period is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

Owner is you --- the person(s) who may exercise all rights and privileges under the Policy. If there are joint owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra Variable Life Policy, a flexible premium variable universal life insurance policy offered by us through this Prospectus.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of the Policy.


SAI is the statement of additional information that is available free upon request (see cover page). It contains financial statements and other information about Us and the Policy.


Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, Companion is Companion Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is Companion Life Separate Account B, a separate account maintained by us.

Written Notice is written notice, signed by you, that gives us the information we require and is received at Companion, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664.

You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

                      STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the table of contents to our Statement of Additional Information:

CONTENTS                                                                 Page(s)
--------                                                                 -------
ADDITIONAL POLICY INFORMATION                                                 3
   The Policy                                                                 3
   Misstatement of Age or Sex                                                 3
   Suicide                                                                    3
   Incontestability                                                           3
   Minor Owner or Beneficiary                                                 3
   Sales to Employees                                                         3
ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE             4 - 5
PAYMENT OF PROCEEDS                                                           5
   Payout Options                                                             5
   Rules for Payment of Proceeds                                              6
   Transfers Between Fixed and Variable Payout Options                        6
MISCELLANEOUS                                                                 7
   Voting Rights                                                              7
   Distribution of Materials                                                  7
   State Regulation                                                           7
   Reports to You                                                             7
FINANCIAL STATEMENTS                                                          8
   Index to Financial Statements                                              8

                        COMPANION LIFE SEPARATE ACCOUNT B


                                  (REGISTRANT)


                        COMPANION LIFE INSURANCE COMPANY


                                   (DEPOSITOR)


                            Variable Product Services
                                 P. O. Box 3664
                              Omaha, NE 68103-0665

                            Telephone: (800) 494-0067

                       STATEMENT OF ADDITIONAL INFORMATION
           Individual Flexible Premium Variable Life Insurance Policy


This Statement of Additional Information ("SAI") contains additional information regarding ULTRA VARIABLE LIFE, an individual flexible premium variable life insurance policy (the "Policy") offered by Companion Life Insurance Company ("Companion") and provides additional information about Companion. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 (the "Prospectus") and the prospectuses for the investment portfolios. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Terms used in the Prospectus are incorporated in this SAI.


      The date of this Statement of Additional Information is May 1, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------
CONTENTS                                                                 Page(s)
--------------------------------------------------------------------------------
   ADDITIONAL POLICY INFORMATION                                            3
      The Policy                                                            3
      Misstatement of Age or Sex                                            3
      Suicide                                                               3
      Incontestability                                                      3
      Minor Owner or Beneficiary                                            3
      Sales to Employees                                                    3
--------------------------------------------------------------------------------
   ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE          4 - 5
--------------------------------------------------------------------------------
   PAYMENT OF PROCEEDS                                                      5
--------------------------------------------------------------------------------
      Payout Options                                                        5
--------------------------------------------------------------------------------
      Rules for Payment of Proceeds                                         6
--------------------------------------------------------------------------------
      Transfers Between Fixed and Variable Payout Options                   6
--------------------------------------------------------------------------------
   MISCELLANEOUS                                                            7
--------------------------------------------------------------------------------
      Voting Rights                                                         7
--------------------------------------------------------------------------------
      Distribution of Materials                                             7
--------------------------------------------------------------------------------
      State Regulation                                                      7
--------------------------------------------------------------------------------
      Reports to You                                                        7
--------------------------------------------------------------------------------
   FINANCIAL STATEMENTS                                                     8
--------------------------------------------------------------------------------
      Index to Financial Statements                                         8
--------------------------------------------------------------------------------

Additional Policy Information

..    THE POLICY

     The entire contract is made up of the Policy, any riders and the written application. All statements made in the application in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the Policy.

..    MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

..    SUICIDE

     We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years from the effective date of the increase. Instead, we will pay the sum of the premiums paid for the increase less any loans and partial withdrawals since the date of the increase.

     If the Policy was converted from another life insurance coverage, then the exclusion period for suicide will be measured from the date of issue of the original coverage.

..    INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

     If the Policy was issued as a conversion from another life insurance coverage, then the contestable period for the amount of insurance converted without evidence of insurability will be measured from the date of issue of the original coverage.

..    MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

..    SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of Companion and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

Additional Information on Determination of
Accumulation Value

     The accumulation unit value for a Subaccount on any Business Day is calculated as follows:

          (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
          (b) the total number of accumulation units held in the Subaccount on the Business Day, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

          (a) the accumulation value as of the date of the last Monthly Deduction; plus
          (b) any net premiums credited since the date of the last Monthly Deduction; plus
          (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus
          (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less
          (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less
          (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less
          (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus
          (h)  interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

          (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus
          (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus
          (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus
          (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
          (e)  any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
          (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
          (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

          (a)  the accumulation value as of the last Monthly Deduction date;
               less
          (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less
          (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less
          (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus
          (e)  interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

          (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less
          (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less

          (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

Payment of Proceeds

..    Payout Options

     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

--------------------------------------------------------------------------------
The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.
--------------------------------------------------------------------------------

     1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

     2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

     3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds which include interest.

     4) Lifetime Income. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:

     Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equal the proceeds placed under the option and as long after that as the payee lives. If any lifetime income option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

     5)   Lump Sum. Proceeds are paid in one sum.

     6) Other Options. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

..    Rules for Payment of Proceeds:

..    Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
..    Any option chosen will be effective when we acknowledge it.
..    We may require proof of your age or survival or the age or survival of the payee.
..    We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
..    When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.


     Fixed Proceeds Payments: Fixed payments are available under all six payout options described above. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.


     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

     If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

..    Transfers between Fixed and Variable Payout Options

     The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.

--------------------------------------------------------------------------------
4 transfers are allowed each Policy Year that a payment option is in effect.
--------------------------------------------------------------------------------

     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the variable Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

MISCELLANEOUS

..    VOTING RIGHTS


     We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Account at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment goals of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances, disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to Policy Owners.


..    DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

..    STATE REGULATION

     We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Insurance Department of the State of New York.


     We submit annual statements of our operations, including financial statements, to the insurance department of the State of New York for the purpose of determining solvency and compliance with the insurance laws and regulations of that state.


..    REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

FINANCIAL STATEMENTS


     This Statement of Additional Information contains financial statements of the Subaccounts of Companion Life Separate Account B as of December 31, 2002 and for the years ended December 31, 2002 and 2001 which have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     The statutory financial statements of Companion Life Insurance Company as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of the Companion Life Separate Account B. The primary business address of Deloitte & Touche LLP is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.


..    Index to Financial Statements


Companion Life Insurance Company
   Independent Auditors' Report .........................................................................F-2
   Statutory Statements of Admitted Assets, Liabilities and Surplus, December 31, 2002 and 2001..........F-3
   Statutory Statements of Income for the Years Ended December 31, 2002, 2001 and 2000...................F-4
   Statutory Statements of Changes in Surplus for the Years Ended December 31, 2002, 2001 and 2000.......F-5
   Statutory Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000...............F-6
   Notes to Statutory Financial Statements...............................................................F-7
Companion Life Separate Account B
   Independent Auditors' Report.........................................................................F-28
   Statement of Net Assets, December 31, 2002...........................................................F-29
   Statement of Operations and Changes in Net Assets for the Periods Ended December 31, 2002 and 2001...F-30
   Notes to Financial Statements........................................................................F-40

COMPANION LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2002 AND 2001
AND FOR THE YEARS ENDED
DECEMBER 31, 2002, 2001 AND 2000

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company
Lynbrook, New York

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of Companion Life Insurance Company (the "Company") (a wholly-owned subsidiary of United of Omaha Life Insurance Company) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York ("the Department"), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 22.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Companion Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2002.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Companion Life Insurance Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, on the basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Department of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001 as modified and prescribed by the Insurance Department of the State of New York. Effective January 1, 2002, the Company changed accounting practices relating to deferred taxes as a result of amendments to prescribed practices adopted by the Department.

/s/ Deloitte & Touche LLP

March 14, 2003

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31,

                                                                                       2002                 2001
ADMITTED ASSETS
Cash and invested assets:
  Bonds                                                                         $     508,257,425     $     488,248,092
  Mortgage loans                                                                       11,747,891            11,611,355
  Policy loans                                                                          9,960,600             9,966,323
  Cash                                                                                 15,461,625            14,717,829
  Receivable for securities                                                             1,288,216               893,371
                                                                                -----------------     -----------------
     Total cash and invested assets                                                   546,715,757           525,436,970
Premiums deferred and uncollected                                                       7,949,542             5,787,729
Investment income due and accrued                                                       5,966,163             6,136,144
Receivable from parent and affiliates                                                     888,063             1,803,308
Net deferred tax assets                                                                 2,683,009                     0
Other assets                                                                            2,529,761             4,237,426
Separate accounts assets                                                               26,259,321            32,732,823
                                                                                -----------------     -----------------
     Total admitted assets                                                      $     592,991,616     $     576,134,400
                                                                                =================     =================

LIABILITIES
Policy reserves:
  Aggregate reserve for policies and contracts                                  $     369,010,483     $     353,139,214
  Policy and contract claims                                                            4,372,604             4,606,215
  Other                                                                                   207,496               177,010
                                                                                -----------------     -----------------
     Total policy reserves                                                            373,590,583           357,922,439
Interest maintenance reserve                                                              309,954                 5,653
Asset valuation reserve                                                                 2,186,061             3,467,096
General expenses and taxes due or accrued                                                 484,650             1,070,679
Funds held under reinsurance treaties - affiliate                                     110,531,483           105,538,273
Reinsurance in unauthorized companies                                                      16,652                43,177
Federal income taxes due or accrued                                                     1,139,000             1,431,000
Payable for securities                                                                          0             3,966,833
Payable to parent and affiliates                                                        1,454,736             1,630,507
Other liabilities                                                                       9,095,761             2,507,378
Separate accounts liabilities                                                          26,225,974            32,694,158
                                                                                -----------------     -----------------
     Total liabilities                                                                525,034,854           510,277,193
SURPLUS
Capital stock, $400 par value, 5,000 shares authorized and outstanding                  2,000,000             2,000,000
Gross paid-in and contributed surplus                                                  45,650,000            45,650,000
Special surplus and contingency reserve                                                   663,961               595,612
Unassigned Surplus                                                                     19,642,801            17,611,595
                                                                                -----------------     -----------------
     Total surplus                                                                     67,956,762            65,857,207
                                                                                -----------------     -----------------
     Total liabilities and surplus                                              $     592,991,616     $     576,134,400
                                                                                =================     =================

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,

                                                                            2002                  2001                  2000
Income
  Net premiums and annuity considerations                           $       58,632,489     $      49,809,418     $      45,869,255
  Other considerations and fund deposits                                       327,947               250,076             6,356,832
  Net investment income                                                     38,564,797            38,526,650            36,934,738
  Other income                                                               3,429,176             3,992,619             4,534,966
                                                                    ------------------     -----------------     -----------------

     Total income                                                          100,954,409            92,578,763            93,695,791
                                                                    ------------------     -----------------     -----------------
Benefits and expenses:
  Policyholder and beneficiary benefits                                     44,551,130            51,971,231            50,858,187
  Increase in reserves for policyholder and beneficiary
   benefits                                                                 15,521,066               393,591               141,140
  Commissions                                                                5,442,358             5,666,447             6,117,411
  Operating expenses                                                        22,150,130            20,068,714            20,924,087
  Net transfers to (from) separate accounts                                 (1,235,558)              265,813             3,006,051
                                                                    ------------------     -----------------     -----------------

     Total benefits and expenses                                            86,429,126            78,365,796            81,046,876
                                                                    ------------------     -----------------     -----------------
     Net gain from operations before federal income taxes
      and net realized capital losses                                       14,525,283            14,212,967            12,648,915

Federal income taxes                                                         5,961,960             4,592,242             5,000,964
                                                                    ------------------     -----------------     -----------------
     Net gain from operations before net realized
      capital losses                                                         8,563,323             9,620,725             7,647,951

Net realized capital losses                                                 (1,316,169)           (2,133,298)                    0
                                                                    ------------------     -----------------     -----------------
     Net income                                                     $        7,247,154     $       7,487,427     $       7,647,951
                                                                    ==================     =================     =================

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31,

                                                                     2002              2001               2000
Capital stock:
   Balance at beginning and end of year                        $     2,000,000    $     2,000,000    $     2,000,000
                                                               ---------------    ---------------    ---------------
Gross paid-in and contributed surplus:
   Balance at beginning and end of year                             45,650,000         45,650,000         45,650,000
                                                               ---------------    ---------------    ---------------

Special surplus and contingency reserve:
   Balance at beginning of year                                        595,612            547,095            500,089
   Increase in group contingency life reserve                           68,349             48,517             47,006
                                                               ---------------    ---------------    ---------------

   Balance at end of year                                              663,961            595,612            547,095
                                                               ---------------    ---------------    ---------------

Unassigned surplus:
   Balance at beginning of year                                     17,611,595         16,039,834         15,187,762
   Net income                                                        7,247,154          7,487,427          7,647,951
   Dividends to  parent                                             (6,300,000)        (6,000,000)        (6,000,000)
   (Increase) decrease in:
      Net unrealized capital gains and losses
       (net of tax benefit of $958,976 and $0, in 2002
       and 2001, respectively)                                      (1,780,956)          (698,645)                 0
      Net deferred income tax                                        1,415,344                  0                  0
      Non-admitted assets                                           (1,396,524)            (6,824)           152,911
      Liability for reinsurance in unauthorized
       companies                                                        26,525             (7,914)             5,900
      Asset valuation reserve                                        1,281,035            580,295           (644,631)
   Contingency reserve                                                 (68,349)           (48,517)           (47,006)
   Other, net                                                                0                  0           (263,053)
   Cumulative effect of changes in accounting principles             1,606,977            265,939                  0
                                                               ---------------    ---------------    ---------------

   Balance at end of year                                           19,642,801         17,611,595         16,039,834
                                                               ---------------    ---------------    ---------------

Total surplus                                                  $    67,956,762    $    65,857,207    $    64,236,929
                                                               ===============    ===============    ===============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

                                                                          2002               2001               2000
Cash from operations:
    Premiums, annuity considerations and other
     fund deposits                                                  $    57,278,810    $    48,792,766    $    49,552,273
    Net investment income                                                37,095,268         36,676,846         35,244,153
    Other income                                                          3,622,316          4,211,948          4,865,952
    Benefits                                                            (42,131,440)       (53,356,787)       (52,837,271)
    Commissions and general expenses                                    (21,639,624)       (19,521,108)       (19,641,289)
    Federal income taxes                                                 (6,405,964)        (4,787,213)        (3,882,116)
    Net transfers to separate accounts and interest on funds
     withheld                                                            (5,972,193)        (7,217,151)        (9,124,206)
                                                                    ---------------   ---------------    ---------------
        Net cash from operations                                         21,847,173          4,799,301          4,177,496
                                                                    ---------------    ---------------    ---------------

Cash used for investments:
    Proceeds from investments sold, redeemed or matured:
      Bonds                                                             105,057,630        100,622,587         86,249,527
      Mortgage loans                                                        502,551          3,150,378          2,881,945
      Other invested assets                                                (633,252)          (349,141)                 0
      Net gains (losses) on cash                                                  0                (19)                 3
    Tax on capital gains                                                    (28,446)           (78,133)           (80,017)
    Cost of investments acquired:
      Bonds                                                            (126,744,894)      (106,125,531)      (110,082,759)
      Mortgage loans                                                       (631,123)        (5,282,928)        (3,282,292)
      Other invested assets                                              (3,966,833)         3,966,833                  0
    Net decrease in policy loans                                              5,723            121,910             46,393
                                                                    ---------------    ---------------    ---------------
        Net cash used for investments                                   (26,438,644)        (3,974,044)       (24,267,200)
                                                                    ---------------    ---------------    ---------------

Cash from financing and other sources:
    Other cash provided                                                  13,412,871         15,382,264         26,498,861
    Other cash used                                                      (1,777,604)        (1,255,310)        (3,926,256)
    Dividends                                                            (6,300,000)        (6,000,000)        (6,000,000)
                                                                    ---------------    ---------------    ---------------
        Net cash from financing and other sources                         5,335,267          8,126,954         16,572,605
                                                                    ---------------    ---------------    ---------------

Net change in cash                                                          743,796          8,952,211         (3,517,099)

Cash:
    Beginning of year                                                    14,717,829          5,765,618          9,282,717
                                                                    ---------------    ---------------    ---------------

    End of year                                                     $    15,461,625    $    14,717,829    $     5,765,618
                                                                    ===============    ===============    ===============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - Companion Life Insurance Company (the "Company"), domiciled in the State of New York, is a wholly-owned subsidiary of United of Omaha Life Insurance Company ("United of Omaha"), which is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company, domiciled in the State of Nebraska. The Company has insurance licenses to operate in three states, New York, New Jersey and Connecticut. Individual annuity and life insurance products are sold primarily through a network of Mutual of Omaha career agents, direct mail, stockbrokers, financial planners and banks.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The financial statements of Companion Life Insurance Company are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of New York ("the Department").

The Department has adopted the National Association of Insurance Commissioners' ("NAIC") statutory accounting practices ("NAIC SAP") as the basis of its statutory accounting practices, except that the state did not allow deferred tax assets (DTAs) and deferred tax liabilities (DTLs) that are required by NAIC SAP in 2001.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Department impacting the Company's financial statements is shown below:

                                                 2001
Net Income, Department and NAIC SAP        $     7,487,427
                                           ---------------

Statutory Surplus, Department basis        $    65,857,207

State Prescribed Practices (surplus)
 DTAs/DTLs, net                                  1,606,977
                                           ---------------
          Statutory Surplus, NAIC SAP      $    67,464,184
                                           ===============

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

     (a) Bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities.
     (b) Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies.

     (c) Prior to January 1, 2002, a federal income tax provision was only on a current basis for statutory accounting, while under GAAP, a provision was also made for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. Subsequent to January 1, 2002, the Department adopted a change in accounting principles that requires an amount be recorded for deferred taxes however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets.
     (d) Asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established in the statutory financial statements.
     (e) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals. The effect, if any, on reserves due to a change in reserve on account of a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gains from operations.
     (f) Comprehensive income and its components are not presented in the financial statements.
     (g) Changes in certain assets designated as "non-admitted" assets have been charged or credited to unassigned surplus.
     (h) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities.
     (i) Reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset.

Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Material estimates susceptible to significant changes include reserves and deferred taxes.

INVESTMENTS
Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default which are stated at lower of amortized cost or fair value.

Loan-backed securities and structured securities are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default which are stated at lower of amortized cost or fair value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Policy loans are carried at the aggregate unpaid balance.

Mortgage loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

Investment income is recorded when earned. Realized gains and losses on the sale of investments are determined on the specific identification basis. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

PREMIUMS AND RELATED COMMISSIONS
Premiums are recognized as income over the premium paying period of the policies. Annuity considerations are recognized as revenue when received. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred. For the years ended December 31, 2002 and 2001, consideration received on deposit-type funds, which did not contain any life contingencies, was recorded directly to the related liability. For the year ended December 31, 2000, considerations received on deposit-type funds totaling $96,285 was recorded as income in the statutory statements of income.

RESERVES FOR LIFE CONTINGENT PRODUCTS AND DEPOSIT-TYPE FUNDS
Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6.0%) and mortality (1941, 1958 and 1980 CSO tables) as prescribed by regulatory authorities. Annuity reserves are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") based primarily upon the 1937 Standardized Annuity Table with interest rates ranging from 2.5% to 3.5%, the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.0% to 7.5%, or the 1983a Individual Annuity Mortality Table with interest rates ranging from 5.25% to 9.25%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

For years ended December 31, 2002 and 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. For the year ended December 31, 2000, withdrawals of $142,120 to return funds to the contract holder were recorded as a benefit expense in the statutory statements of income. Tabular interest on deposit-type funds is calculated by formula as described in the annual statement instructions.

Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported and represent management's best estimate of the ultimate liability based upon an analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. Liabilities for losses are based on claim run-out experience or, in the case of potentially long-term claim run-outs, on expected claim continuance tables reflective of contractual limits of liability. Loss adjustment expenses are based on the relationship of claim administrative expenses to these claim liabilities.

ASSET VALUATION RESERVE (AVR) AND INTEREST MAINTENANCE RESERVE (IMR)
The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest changes, are added or charged to the AVR.

The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

PROPERTY
The Company leases office space in Lynbrook, New York. The Company shares equipment and facilities with its parent, United of Omaha and its ultimate parent Mutual of Omaha and because of this relationship the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable. The Company has direct ownership of a minimal amount of property and equipment related to its Lynbrook facility.

SEPARATE ACCOUNTS
The assets of the separate accounts shown in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of income. Mortality, policy administration and surrender charges to all separate accounts are included in income.

FAIR VALUES OF FINANCIAL INSTRUMENTS
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Cash - The carrying amounts for these instruments approximate their fair values.

          Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

          Loan-Backed Securities - The fair values of loan-backed securities are estimated using values obtained from external public prices when available and BondEdge Pricing Service.

          Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

          Policy Loans - The carrying values of policy loans approximates their fair value as they may be repaid at any time.

          Funds Left on Deposit - Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

          Separate Account Assets and Liabilities - The fair values of separate account assets are based upon quoted market prices. Separate account liabilities are carried at the fair value of the underlying assets.

CONCENTRATIONS OF CREDIT RISK
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

VULNERABILITY DUE TO CERTAIN CONCENTRATIONS
The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

OTHER THAN TEMPORARY IMPAIRMENTS
The Company recognizes other than temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other than temporary impairment is recognized, the bond is written down to fair value at the new cost basis, and the amount of the write down is recorded as a realized loss.

For loan-backed securities, other than temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a negative yield. When an other than temporary impairment is recognized, the cost basis of the loan-backed security is written down to the undiscounted estimated future cash flows, and the amount of the write down is recorded as a realized loss.

The Company recognized $974,344 and $0 of other than temporary impairments of bonds during the years ended December 31, 2002 and 2001, respectively.

PENDING ACCOUNTING STANDARDS
In June 2002, the NAIC issued Statement of Statutory Accounting Principles No. 85, Claim Adjustment Expenses, Amendments to SSAP No. 55, Unpaid Claims, Losses and Loss Adjustment Expenses. This statement requires that claim adjustment expenses be subdivided into cost containment expenses and other claim adjustment expenses. This statement is effective for years ending on and after December 31, 2003. This statement is not expected to have an impact on the Company's statutory financial statements.

In May 2002, the NAIC issued Statement of Statutory Accounting Principles No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. This statement is effective January 1, 2003. The Company does not engage in derivative transactions. This statement is not expected to have an impact on the Company's statutory financial statements.

In September 2002, the NAIC issued Statement of Statutory Accounting Principles No. 87, Capitalization Policy, An Amendment to SSAP Nos. 4, 19, 29, 73, 79 and
82. This statement requires that a written capitalization policy containing predefined thresholds for each asset class be established, and amounts less than the predefined threshold shall be expensed when purchased. This statement is not expected to have an impact on the Company's statutory financial statements.

NOTE 2
ACCOUNTING CHANGES

CHANGES IN ACCOUNTING PRINCIPLES
Accounting changes to adopt a new accounting principle to record deferred tax assets (DTAs) and deferred tax liabilities (DTLs) as adopted by the State of New York on January 1, 2002 and to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 as modified by the State of New York are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of this change, the Company reported changes of accounting principles, as an adjustment that increased surplus by $1,606,977 and $265,939 as of January 1, 2002 and 2001, respectively.

NOTE 3
INVESTMENTS

DEBT SECURITIES
The statement value, gross unrealized gains, gross unrealized losses and estimated fair values of the Company's investment securities were as follows:

                                              STATEMENT          GROSS              GROSS           ESTIMATED
                                                VALUE          UNREALIZED         UNREALIZED           FAIR
                                                                  GAINS             LOSSES            VALUE
AT DECEMBER 31, 2002:
U.S. Government                            $       214,998   $         3,160   $             0   $       218,158
Mortgage backed securities                      60,073,176         6,417,161               809        66,489,528
Special revenue                                  3,244,796            91,531           410,157         2,926,170
Industrial and miscellaneous                   340,419,536        26,467,042         1,845,099       365,041,479
Public utilities                                27,320,704         1,816,465            76,480        29,060,689
Collateralized mortgage obligations             76,984,215         4,249,913             6,253        81,227,875
                                           ---------------   ---------------   ---------------   ---------------

     Total                                 $   508,257,425   $    39,045,272   $     2,338,798   $   544,963,899
                                           ===============   ===============   ===============   ===============

                                              STATEMENT          GROSS              GROSS           ESTIMATED
                                                VALUE          UNREALIZED         UNREALIZED           FAIR
                                                                  GAINS             LOSSES            VALUE
AT DECEMBER 31, 2001:
U.S. Government                            $       214,992   $         9,480   $             0   $       224,472
Mortgage backed securities                      54,196,786         2,407,649           113,713        56,490,722
Special revenue                                  3,522,844           106,657                 0         3,629,501
Industrial and miscellaneous                   337,001,215        10,851,174         3,767,801       344,084,588
Public utilities                                32,568,063         1,195,465           270,723        33,492,805
Collateralized mortgage obligations             60,744,192         1,523,489            57,196        62,210,485
                                           ---------------   ---------------   ---------------   ---------------

     Total                                 $   488,248,092   $    16,093,914   $     4,209,433   $   500,132,573
                                           ===============   ===============   ===============   ===============

The statement value includes an unrealized loss adjustment of $2,992,579 and $491,054 related to bonds that were in or near default as of December 31, 2002 and 2001, respectively.

The statement value and estimated fair value of debt securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                            STATEMENT         ESTIMATED
                                                                              VALUE          FAIR VALUE
Due in one year or less                                                  $    20,999,168   $    21,354,226
Due after one year through five years                                        112,120,778       119,640,417
Due after five years through ten years                                       157,082,475       170,436,845
Due after ten years                                                           80,997,613        85,815,008
Collateralized mortgage obligations and mortgage backed securities           137,057,391       147,717,403
                                                                         ---------------   ---------------
                                                                         $   508,257,425   $   544,963,899
                                                                         ===============   ===============

Proceeds from the sale of bonds were $10,848,733, $27,979,808 and $0 during 2002, 2001, and 2000, respectively. Realized gains from the sale of bonds were $515,565, $380,426 and $0 during the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses from the sale of bonds were $0, $1,963,144 and $0 during the years ended December 31, 2002, 2001 and 2000, respectively.

MORTGAGE LOANS
The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, the maximum and minimum lending rates for mortgage loans were 8.00% and 3.68%, respectively. During 2002, the Company did not reduce interest rates on any outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 74%.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The statement value and estimated fair value of the Company's investment securities were as follows:

                                                          2002                                2001

                                              STATEMENT         ESTIMATED          STATEMENT        ESTIMATED
                                                VALUE           FAIR VALUE           VALUE         FAIR VALUE
FINANCIAL ASSETS:
Bonds                                      $   508,257,425   $   544,963,899   $   488,248,092   $   500,132,573
Mortgage loans                                  11,747,891        12,276,691        11,611,355        11,894,806
Cash                                            15,461,625        15,461,625        14,717,829        14,717,829
Policy loans                                     9,960,600         9,960,600         9,966,323         9,966,323
Assets related to separate accounts             26,259,321        26,259,321        32,732,823        32,732,823

FINANCIAL LIABILITIES:
Liability for deposit-type contracts             1,254,343         1,127,008           904,140           822,460
Liabilities related to separate
 accounts                                       26,225,974        26,225,974        32,694,158        32,694,158

NOTE 4
INVESTMENT INCOME

Due and accrued income is excluded from investment income on bonds where collection of interest is uncertain. During the years ended December 31, 2002, 2001 and 2000 $100,134, $0 and $0, respectively, of bond income due and accrued was excluded from investment income.

NOTE 5
INCOME TAXES

The Company is included in a consolidated federal income tax return with the following affiliates: Mutual of Omaha Insurance Company; Omaha Indemnity Company; Omaha Property and Casualty Insurance Company; Exclusive Healthcare, Inc.; Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc.; Mutual of Omaha Health Plans, Inc.; Ingenium Benefits, Inc.; Adjustment Services, Inc.; KFS Corporation; Kirkpatrick, Pettis, Smith, Polian Inc.; KP Capital Markets, Inc.; KPM Investment Management, Inc.; Kirkpatrick Pettis Trust Company; Mutual of Omaha Holdings, Inc.; Mutual of Omaha Investor Services, Inc.; Mutual of Omaha Marketing Corporation; innowave incorporated; Mutual of Omaha Structured Settlement Company; Mutual of Omaha Structured Settlement Company of New York, Inc.; United of Omaha Life Insurance Company; and United World Life Insurance Company.

Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision of federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis. At December 31, 2002, the Company had no net operating loss nor capital loss carryovers.

Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account or if the Company becomes subject to income tax other than as a "life insurance" company. Management believes that the chance that those conditions will exist is not likely. At December 31, 2002, the Company has accumulated $2,623,448 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

The Company's income tax returns have been examined by the Internal Revenue Service through 1997. Management believes the final resolution of all income tax issues for 1997 and prior years will not have a material impact on the Company's statutory financial statements.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

               2002                        $     6,157,639
               2001                              5,208,640
               2000                              4,798,443

The components of current income tax expense for the years ended December 31 are as follows:

                                                                                    2002              2001
Current year U.S. income tax expense                                          $     6,158,000    $     5,015,000
Prior year overaccrual of tax reserves                                                      0           (135,859)
Prior year tax expense                                                                (15,590)          (283,652)
                                                                              ---------------    ---------------
Total current income taxes incurred (including capital gains (losses))        $     6,142,410    $     4,595,489
                                                                              ===============    ===============

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31 are as follows:

                                                2002
Expected federal income tax expense        $     4,623,190
Investment income adjustments                      471,135
Net deferred acquisition costs                     490,446
Accrued expense deductions                         (88,797)
Other                                              662,026
                                           ---------------
Total statutory income taxes               $     6,158,000
                                           ===============

Federal taxes incurred                     $     5,961,960
Prior year tax expense                              15,590
Capital gains tax                                  180,450
                                           ---------------
Total statutory income taxes               $     6,158,000
                                           ===============

The components of net deferred tax assets and deferred tax liabilities at December 31, 2002, and January 1, 2002, are as follows:

                                                                           DECEMBER 31,        JANUARY 1,
                                                                               2002               2002
Total of all deferred tax assets (admitted and nonadmitted)              $    12,997,900    $    10,543,071
Total of all deferred tax liabilities                                            124,717             44,208
                                                                         ---------------    ---------------
Net deferred tax assets                                                  $    12,873,183    $    10,498,863
Total deferred tax assets nonadmitted in accordance with SSAP No.
 10, Income Taxes                                                            (10,190,174)        (8,891,886)
                                                                         ---------------    ---------------
Net admitted deferred tax assets                                         $     2,683,009    $     1,606,977
                                                                         ===============    ===============
Increase in deferred tax assets nonadmitted                              $    (1,298,288)
                                                                         ===============

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2002, and January 1, 2002, are as follows:

                                                            DECEMBER 31,        JANUARY 1,
                                                                2002               2002             CHANGE
DEFERRED TAX ASSETS
Policy reserves                                           $     4,683,172    $     4,098,904    $       584,268
Proxy DAC                                                       5,759,983          5,223,357            536,626
Expense accruals and other prepaid taxable income                 636,068            724,272            (88,204)
Nonadmitted assets                                              1,285,594            292,235            993,359
Bonds and other invested assets                                   548,622            (35,187)           583,809
Depreciable property                                                2,649             42,159            (39,510)
Other deferred taxable income                                      81,812            197,331           (115,519)
                                                          ---------------    ---------------    ---------------
Total deferred tax assets                                      12,997,900         10,543,071          2,454,829
Total nonadmitted deferred tax assets                         (10,190,174)        (8,891,886)        (1,298,288)
                                                          ---------------    ---------------    ---------------
Admitted deferred tax assets                                    2,807,726          1,651,185          1,156,541
                                                          ===============    ===============    ===============

DEFERRED TAX LIABILITIES
Expense accruals and other prepaid taxable income         $        (1,085)   $       (42,159)   $        41,074
Bonds and other invested assets                                  (118,339)                 0           (118,339)
Depreciable property                                               (5,293)            (2,049)            (3,244)
                                                          ---------------    ---------------    ---------------
Total deferred tax liabilities                            $      (124,717)   $       (44,208)   $       (80,509)
                                                          ===============    ===============    ===============

   Net admitted deferred tax assets                       $     2,683,009    $     1,606,977    $     1,076,032
                                                          ===============    ===============    ===============

The change in net deferred income taxes is comprised of the following:

                                                  DECEMBER 31,       JANUARY 1,
                                                     2002               2002              CHANGE
Total deferred tax assets                       $    12,997,900    $    10,543,071   $     2,454,829
Total deferred tax liabilities                          124,717             44,208            80,509
                                                ---------------    ---------------   ---------------
Net deferred tax assets                         $    12,873,183    $    10,498,863         2,374,320
                                                ===============   ================

Tax effect of unrealized gains (losses)                                                     (958,976)
                                                                                     ---------------
Change in net deferred income taxes                                                  $     1,415,344
                                                                                     ===============

NOTE 6
INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

RELATED PARTY TRANSACTIONS
At December 31, 2002, the Company reported a net $566,673 as amounts payable to parent and affiliates. Outstanding items are generally settled within 30 days.

The Company paid common stock dividends to United of Omaha, on March 12, 2002 and March 29, 2001 totaling $6,300,000 and $6,000,000, respectively.

The Company's investments in mortgage loans are held through joint participation with United of Omaha.

Mutual of Omaha and United of Omaha provide actuarial, data processing, consulting and various other services to the Company. Charges for these services amounted to approximately $5,758,000, $5,454,000 and $5,095,000 for 2002, 2001
and 2000, respectively. Management believes the method for allocating such expenses is fair and reasonable.

The Company cedes group and individual life insurance and individual annuity business to United of Omaha. The total amounts ceded by the Company relating to the treaties with United of Omaha were as follows:

AT DECEMBER 31,                                            2002              2001
   Amounts recoverable from reinsurance              $       191,493   $             0
                                                     ===============   ===============

   Policy and contract claims                        $     2,250,577   $       875,326
                                                     ===============   ===============

   Aggregate reserve for policies and contracts      $   107,440,272   $   103,980,018
                                                     ===============   ===============

   Funds held under reinsurance treaties             $   110,531,483   $   105,538,273
                                                     ===============   ===============

YEAR ENDED DECEMBER 31,                                    2002             2001               2000
   Premium considerations                            $     6,584,061   $    15,087,591   $    29,586,170
                                                     ===============   ===============   ===============

   Policyholder and beneficiary benefits             $     8,638,710   $     9,889,799   $     8,718,336
                                                     ===============   ===============   ===============

The Company also ceded group and individual accident and health insurance to Mutual of Omaha. The amounts ceded by the Company were as follows:

AT DECEMBER 31,                                               2002           2001
   Amount recoverable from reinsurers                     $          0   $          0
                                                          ============   ============

   Policy and contract claims                             $  1,143,443   $  2,669,550
                                                          ============   ============

   Aggregate reserve for policies and contracts           $     54,468   $  1,105,282
                                                          ============   ============

YEAR ENDED DECEMBER 31,                                       2002           2001           2000
    Premium considerations                                $  2,724,649   $  5,410,516   $  4,679,367
                                                          ============   ============   ============

    Policyholder and beneficiary benefits                 $  2,475,780   $  5,250,613   $  4,016,662
                                                          ============   ============   ============

NOTE 7
DEBT

The Company has a $25,000,000 revolving credit agreement with its parent, United of Omaha, which is primarily intended to facilitate the purchase of long-term investments. As of December 31, 2002 and 2001, there were no amounts outstanding under this revolving credit agreement.

NOTE 8
RETIREMENT PLANS, DEFERRED COMPENSATION AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company participates in three plans sponsored by its ultimate parent, Mutual of Omaha. These plans are a qualified, noncontributory defined benefit pension plan, a 401(k) profit sharing defined contribution plan and a post-retirement benefit plan that provides certain health care and life insurance benefits for retirees. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense for these plans was as follows:

                                                        2002         2001          2000
Defined benefit pension plan                         $  159,084   $ (256,981)   $  168,411
401(k) profit sharing defined contribution plan          51,868       44,605        26,951
Post-retirement benefit plan                            115,194      101,700       105,875

Substantially all employees are eligible for the defined benefit pension plan and the 401(k) plans, while employees hired before 1995 may become eligible for the post-retirement benefit plan.

NOTE 9
CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

DIVIDEND RESTRICTIONS
Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities.

UNASSIGNED SURPLUS
The portion of unassigned surplus represented or (reduced) by each item below as of December 31, 2002, 2001 and 2000 is as follows:

                                                 2002               2001               2000
Unrealized losses                          $    (2,479,601)   $      (698,645)   $             0
Nonadmitted assets                             (10,424,722)        (9,028,198)        (9,021,374)
Reinsurance in unauthorized companies              (16,652)           (43,177)           (35,263)
Asset valuation reserve                         (2,186,061)        (3,467,096)        (4,047,391)
Separate account business                           33,347             38,665             42,491
Deferred tax assets                             12,873,183                  0                  0

NOTE 10
COMMITMENTS AND CONTINGENCIES

CONTINGENT COMMITMENTS
The Company had commitments to fund bond investments of $2,000,000 as of December 31, 2002. The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company has securities loans to third parties of $13,903,000 and $4,732,000 as of December 31, 2002 and 2001, respectively.

GUARANTY FUND ASSESSMENTS
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a liability of $8,905 and $9,128 for the years ended December 31, 2002 and 2001, respectively.

ALL OTHER CONTINGENCIES
Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, result of operations, or cash flows.

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

NOTE 11
LEASES

The Company leases property to house home office operations in Lynbrook, New York from 303 Merrick LLC, a New York limited liability company. The lease became effective April 1, 2001 and will terminate on March 31, 2006. The Company has a one-time option to renew, for a period of three years under the same terms and conditions, except the rent due shall be the then fair market value. Rental expense for 2002, 2001 and 2000 was $82,818, $90,109 and $128,932, respectively.

At December 31, 2002, the minimum aggregate rental commitments for the home office space were as follows:

              2003                         $        85,095
              2004                                  87,648
              2005                                  90,277
              2006                                  22,735
                                           ---------------

              Total                        $       285,755
                                           ===============

The Company leases office equipment under various non-cancelable leases that will expire April 2008. Rental expense for 2002, 2001 and 2000 was $10,683, $9,896 and $13,424, respectively.

At December 31, 2002, the minimum aggregate rental commitments were as follows:

              2003                         $         8,203
              2004                                   8,203
              2005                                   8,203
              2006                                   5,894
              2007                                   4,740
              2008                                   4,740
                                           ---------------

              Total                        $        39,983
                                           ===============

NOTE 12
DIRECT PREMIUMS WRITTEN

The Company's direct accident and health premium of $1,584,744, $2,532,168 and $2,920,316 was written by third party administrators (TPAs) during 2002, 2001 and 2000, respectively. No TPA wrote direct premium in excess of 5% of the Company's surplus during these periods.

NOTE 13
OTHER ITEMS

The Company incurred $993,000 in direct claims as a direct result of the September 11, 2001 events. $441,000 of this amount is reinsured with Company's parent, United of Omaha, and an additional $180,000 is reinsured with a non-affiliated company.

Securities with an amortized cost of $214,998 and $214,992 at December 31, 2002 and 2001, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

NOTE 14
REINSURANCE

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

In the normal course of business, the Company assumes and cedes reinsurance. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

NOTE 15
RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION

The Company estimates accrued retrospectively rated premium adjustments for its group life insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

The amount of net premiums earned by the Company that are subject to retrospective rating features was approximately $368,000, $915,000 and $800,000 during the years ended December 31, 2002, 2001 and 2000, respectively. These net premiums represent 33.9%, 89.1% and 82.7% of the total net premium for group business during the years ended December 31, 2002, 2001 and 2000, respectively. No other net premium written by the Company is subject to retrospective rating features.

NOTE 16
CHANGES IN INCURRED CLAIMS

                                    2002              2001             2000

Balance at January 1          $    3,068,926    $      927,030   $    2,262,491
Less reinsurance recoveries        2,741,758           812,894        2,000,890
                              --------------    --------------   --------------
Net balance at January 1      $      327,168    $      114,136   $      261,601

Incurred related to:
   Current year               $      396,735    $      547,511   $      465,283
   Prior year                        (94,841)           68,324            1,988
                              --------------    --------------   --------------
       Total incurred         $      301,894    $      615,835   $      467,271

Paid related to:
   Current year               $      323,793    $      280,938   $      383,003
   Prior year                        148,744           121,865          231,733
                              --------------    --------------   --------------
       Total paid             $      472,537    $      402,803   $      614,736

Net balance at December 31    $      156,525    $      327,168   $      114,136
Plus reinsurance recoveries        1,199,372         2,741,758          812,894
                              --------------    --------------   --------------

Balance at December 31        $    1,355,897    $    3,068,926   $      927,030
                              ==============    ==============   ==============

Net reserves for incurred losses and loss adjustment expenses attributable to insured events of prior years has decreased by $243,585 from $327,169 in 2001 to $83,584 in 2002 as a result of $148,744 of paid claim run-out and reestimation of unpaid losses on the Company's group accident and health business. This reserve change is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

NOTE 17
RESERVES FOR LIFE CONTINGENT PRODUCTS AND DEPOSIT-TYPE FUNDS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death for policies issued after January 1, 1981. Surrender values are not promised in excess of the legally computed reserves.

Additional premiums are charged for policies issued on occupational hazard and substandard lives according to underwriting classification. Extra premiums for occupation only are considered to cover a hazard which is either level or increases so slightly with advancing age of the insured that it is more than offset by the reducing net amount at risk. For that reason, an additional reserve of 50% of the gross modal extra premium is considered adequate.

At December 31, 2002, the Company had insurance in force with a face value of $ 256,215,026 for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover the above insurance totaled $2,249,661 at December 31, 2002.

NOTE 18
ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL
CHARACTERISTICS

AT DECEMBER 31, 2002
ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES:

                                                               AMOUNT          % OF TOTAL
                                                          ---------------      ----------
Subject to discretionary withdrawal:
  (1) With market value adjustment                        $       389,188           0.1%
  (2) At book value less current surrender
       charge of 5% or more                                    80,546,024          24.0%
  (3) At fair value                                            25,012,116           7.4%
                                                          ---------------      ----------
  (4) Total with adjustment or at market value                105,947,328          31.5%
  (5) At book value without adjustment
       (minimal or no charge)                                 215,778,100          64.2%

Not subject to discretionary withdrawal                        14,420,234           4.3%
                                                          ---------------      ----------

Total (gross)                                                 336,145,662         100.0%

Reinsurance ceded                                             100,360,168
                                                          ---------------

Total (net)                                               $   235,785,494
                                                          ===============

AT DECEMBER 31, 2001
ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES:

                                                              AMOUNT           % OF TOTAL
                                                          ---------------      ----------
Subject to discretionary withdrawal:
  (1) With market value adjustment                        $             0           0.0%
  (2) At book value less current surrender
       charge of 5% or more                                    92,439,098          27.1%
  (3) At fair value                                            31,401,965           9.2%
                                                          ---------------      ----------
  (4) Total with adjustment or at market value                123,841,063          36.3%
  (5) At book value without adjustment
       (minimal or no charge)                                 203,345,957          59.6%

Not subject to discretionary withdrawal                        13,743,785           4.1%
                                                          ---------------      ----------
Total (gross)                                                 340,930,805         100.0%

Reinsurance ceded                                              97,613,895
                                                          ---------------

Total (net)                                               $   243,316,910
                                                          ===============

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type contract funds to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

DECEMBER 31, 2002
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:

                                                                    AMOUNT
                                                               ---------------
Exhibit 5, Annuities Section, Total (net)                      $   208,389,606
Exhibit 5, Supplementary Contracts with Life
Contingencies Section, Total (net)                                   1,129,428
Exhibit of Deposit-Type Contracts, Line 14, Column 1                 1,254,344
                                                               ---------------
                                                                   210,773,378

SEPARATE ACCOUNTS ANNUAL STATEMENT:
Exhibit 3, Line 0299999, Column 2                                   25,012,116
Exhibit 3, Line 0399999, Column 2                                            0
Page 3, Line 2, Column 3                                                     0
Page 3, Line 3.1, Column 3                                                   0
Page 3, Line 3.2, Column 3                                                   0
Page 3, Line 3.3, Column 3                                                   0
                                                               ---------------
                                                                    25,012,116
                                                               ---------------
Total                                                          $   235,785,494
                                                               ===============

DECEMBER 31, 2001
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:

                                                                    AMOUNT
                                                               ---------------
Exhibit 8, Annuities Section, Total (net)                      $   210,693,349
Exhibit 8, Supplementary Contracts with Life
Contingencies Section, Total (net)                                     317,456
Exhibit of Deposit-Type Contracts, Line 14, Column 1                   904,140
                                                               ---------------
                                                                   211,914,945

SEPARATE ACCOUNTS ANNUAL STATEMENT:
Exhibit 6, Line 0299999, Column 2                                   31,401,965
Exhibit 6, Line 0399999, Column 2                                            0
Page 3, Line 2, Column 3                                                     0
Page 3, Line 3.1, Column 3                                                   0
Page 3, Line 3.2, Column 3                                                   0
Page 3, Line 3.3, Column 3                                                   0
                                                               ---------------
                                                                    31,401,965
                                                               ---------------
Total                                                          $   243,316,910
                                                               ===============

NOTE 19
PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, are as follows:

                                                2002                                  2001
                                 ----------------------------------    ---------------------------------
            TYPE                       GROSS        NET OF LOADING          GROSS        NET OF LOADING
(1) Industrial                   $             0    $             0    $             0   $             0
(2) Ordinary New Business              1,975,388            801,539          1,911,926           739,348
(3) Ordinary Renewal                   6,974,245          7,336,192          4,992,033         4,904,033
(4) Credit Life                                0                  0                  0                 0
(5) Group Life                          (188,189)          (188,189)           128,474           128,474
(6) Group Annuity                              0                  0                  0                 0
                                 ---------------    ---------------    ---------------   ---------------
(7) Total                        $     8,761,444    $     7,949,542    $     7,032,433   $     5,771,855
                                 ===============    ===============    ===============   ===============

NOTE 20
SEPARATE ACCOUNTS

Information regarding the separate accounts of the Company is as follows:

                                                                      NONINDEXED                     NONGUARANTEED
                                                                       GUARANTEE      NONINDEXED       SEPARATE
                                                        INDEXED         *** 4%       GUARANTEE**4%     ACCOUNTS           TOTAL
                                                     -------------   -------------   -------------   -------------    -------------
FOR THE YEAR ENDED DECEMBER 31, 2002:
Premiums, considerations or deposits                 $           0   $           0   $           0   $   2,078,352    $   2,078,352
                                                     =============   =============   =============   =============    =============
  AT DECEMBER 31, 2002
   RESERVES BY VALUATION BASIS:
      Market value                                   $           0   $           0   $           0   $  25,384,780    $  25,384,780
      Amortized cost                                             0               0               0               0                0
                                                     -------------   -------------   -------------   -------------    -------------
      Total reserves                                 $           0   $           0   $           0   $  25,384,780    $  25,384,780
                                                     =============   =============   =============   =============    =============

   RESERVES BY WITHDRAWAL CHARACTERISTIC:
   Subject to discretionary withdrawal:              $           0   $           0   $           0   $           0    $           0
   With market value adjustment                                  0               0               0               0                0

   At book value without market value
   Adjustment and  with current
   Surrender charge ****5%                                       0               0               0               0                0
   At market value                                               0               0               0      25,384,780       25,384,780
   At book value without market value
   Adjustment and with current surrender
   charge *5%                                                    0               0               0               0                0

  Not subject to discretionary withdrawal                        0               0               0               0                0
                                                     -------------   -------------   -------------   -------------    -------------
    Total                                            $           0   $           0   $           0   $  25,384,780    $  25,384,780
                                                     =============   =============   =============   =============    =============

RESERVES WITH ASSET DEFAULT RISK IN LIEU OF AVR

TRANSFERS AS REPORTED IN THE SUMMARY OF OPERATIONS OF THE SEPARATE ACCOUNTS STATEMENT:

  Transfers to Separate Accounts                   $           0   $           0   $           0   $   2,138,734    $   2,138,734
  Transfers from Separate Accounts                             0               0               0       3,374,292        3,374,292
                                                   -------------   -------------   -------------   -------------    -------------
  Net Transfers                                                0               0               0      (1,235,558)      (1,235,558)
  Reconciling Adjustments                                      0               0               0               0                0
                                                   -------------   -------------   -------------   -------------    -------------
TRANSFERS AS REPORTED IN THE STATUTORY
Statement of Income of the  Company                $           0   $           0   $           0   $  (1,235,558)   $  (1,235,558)
                                                   =============   =============   =============   =============    =============

----------
*   Less than
**  Greater than
*** Less than or equal to
**** Greater than or equal to

NOTE 21
EDP EQUIPMENT AND SOFTWARE

Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

EDP equipment and operating and nonoperating software consisted of the following at December 31:

                                               2002            2001
Electronic data processing equipment       $     20,067    $    138,127
Operating system software                             0               0
Nonoperating system software                          0           4,233

Accumulated depreciation                        (18,252)       (129,299)
                                           ------------    ------------
Balance, net                               $      1,815    $     13,061
                                           ============    ============

Depreciation expense related to EDP equipment and operating and nonoperating software totaled approximately $268,000, $260,000 and $370,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE 22
RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York. These practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                                   2002               2001               2000
Statutory net income as reported                             $     7,247,154    $     7,487,427    $     7,647,951
Deferred policy acquisition costs                                  2,723,618          2,469,871            490,940
Future policy benefits and policyholder
 account balances                                                 (2,261,333)        (2,452,265)            51,993
Deferred income taxes and other tax reclassifications              1,217,304            468,000             47,000
Other                                                                314,783             42,400            606,593
                                                             ---------------    ---------------    ---------------
Net income in conformity with accounting
 principles generally accepted in
 the United States of America                                $     9,241,526    $     8,015,433    $     8,844,477
                                                             ===============    ===============    ===============

                                                                2002               2001               2000
Statutory surplus as reported                             $    67,956,762    $    65,857,207    $    64,236,929
Deferred policy acquisition costs                              48,520,661         47,215,504         45,568,438
Future policy benefits and policyholder
 account balances                                             (22,875,830)       (20,590,220)       (18,157,260)
Valuation of investments                                       39,246,180         11,393,427           (417,352)
Statutory asset valuation reserve                               2,186,061          3,467,096          4,047,391
Deferred income taxes                                         (13,573,320)        (4,211,000)          (829,000)
Other                                                           3,863,314          4,011,634          3,529,704
                                                          ---------------    ---------------    ---------------
Equity in conformity with accounting principles
 generally accepted in the United States of America       $   125,323,828    $   107,143,648    $    97,978,850
                                                          ===============    ===============    ===============

COMPANION LIFE
SEPARATE ACCOUNT B

FINANCIAL STATEMENTS AND INDEPENDENT
AUDITORS' REPORT AS OF DECEMBER 31, 2002
AND FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company

We have audited the accompanying statement of net assets of each of the Companion Life Separate Account B (the "Separate Account") sub-accounts disclosed in Note 2 which comprise the Separate Account as of December 31, 2002, and the related statements of operations and changes in net assets for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts which comprise the Separate Account as of December 31, 2002, and the results of their operations and changes in their net assets for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 1, 2003

                       COMPANION LIFE SEPARATE ACCOUNT B

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2002

                                                                         Market (Carrying) Value
                                                            ------------------------------------------------
                                                             Contracts in     Contracts in
                                                             Accumulation        Payout
                                                              (Deferred)     (Annuitization)                       Units
                                                Cost            Period           Period         Net Assets      Outstanding
                                           --------------   --------------   --------------   --------------   --------------
ASSETS
INVESTMENTS:
    ALGER:
         American Growth                   $       68,097   $       59,965   $            -   $       59,965            6,002
         American Small Capitalization              9,018            6,991                -            6,991            1,096

    DEUTSCHE:
         EAFE(R) Equity Index                      22,258           17,848                -           17,848            3,421
         Small Cap Index                           11,970            9,231                -            9,231            1,217

    FEDERATED:
         Prime Money Fund II                       11,353           11,353                -           11,353            9,106
         U. S. Government Securities II                23               24                -               24                2

    FIDELITY:
         VIP II Asset Manager: Growth                   0                0                -                0                0
         VIP II Contrafund                          9,620            8,831                -            8,831              705
         VIP Equity Income                         15,917           13,187                -           13,187            1,231
         VIP II Index 500                          93,998           81,035                -           81,035            7,993

    MFS:
         Capital Opportunities                     27,136           19,505                -           19,505            1,861
         Emerging Growth                            5,882            4,623                -            4,623              533
         High Income                                  167              161                -              161               15
         Research                                   2,145            1,770                -            1,770              202
         Strategic Income                             273              285                -              285               22

    PIONEER:
         Equity-Income                              8,728            7,182                -            7,182              796
         Fund                                       7,794            6,541                -            6,541              950
         Growth Shares                                631              544                -              544              111
         Mid-Cap Value                             66,144           62,738                -           62,738            5,109
         Real Estate Growth                        11,773           10,920                -           10,920              888

    SCUDDER:
         Global Discovery                           1,760            1,528                -            1,528              138
         Growth and Income                              0                0                -                0                0
         International                              1,469            1,253                -            1,253              164

    T.ROWE PRICE:
         Equity Income                             63,255           60,264                -           60,264            4,962
         International Stock                       82,570           73,162                -           73,162            9,780
         Limited-Term Bond                         34,750           35,274                -           35,274            2,536
         New America Growth                        16,382           13,029                -           13,029            1,598
         Personal Strategy Balanced                   200              189                -              189               16

    VAN KAMPEN:
         Emerging Markets Equity                   24,271           22,171                -           22,171            3,100
         Fixed Income                              40,280           39,924                -           39,924            2,953
                                           --------------   --------------   --------------   --------------
                   Total invested assets   $      637,864   $      569,528   $            -   $      569,528
                                           ==============   ==============   ==============   ==============
LIABILITIES                                $            -   $            -   $            -   $            -
                                           ==============   ==============   ==============   ==============
                   Net assets              $      637,864   $      569,528   $            -   $      569,528
                                           ==============   ==============   ==============   ==============

The accompanying notes are an integral part of these financial statements.

                       COMPANION LIFE SEPARATE ACCOUNT B

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                          Alger                                                        Deutsche
                                          ----------------------------------------------------------   ------------------------
                                                American Growth        American Small Capitalization     EAFE(R)Equity Index
                                          -------------------------    -----------------------------   ------------------------
                                             2002           2001           2002             2001          2002         2001
                                          -----------    ----------    -------------    ------------   ----------    ----------
Income:
     Dividends                            $         6    $        1    $           -    $          2   $      304    $        -
Realized gains (losses) on investments
     Realized gains (losses) on sale of
     fund shares                                 (737)         (121)          (1,555)           (316)      (2,539)         (195)
     Realized gain distributions                    -            41                -               -            -             -
                                          -----------    ----------    -------------    ------------   ----------    ----------
       Realized gain (losses)                    (737)          (80)          (1,555)           (316)      (2,539)         (195)
                                          -----------    ----------    -------------    ------------   ----------    ----------
Change in unrealized appreciation
 during the year                               (8,080)          (52)          (1,979)            (51)      (3,485)         (927)
                                          -----------    ----------    -------------    ------------   ----------    ----------
Increase (decrease) in net assets from
 operations                                    (8,811)         (131)          (3,534)           (365)      (5,720)       (1,122)
                                          -----------    ----------    -------------    ------------   ----------    ----------
Contract Transactions:
     Payments received from contract
      owners                                   39,232         2,558            4,793           5,936       10,733        12,340
     Transfers between subaccounts
      (including fixed accounts), net          32,317         4,187              347           4,104        3,339         7,508
     Transfers for contract benefits and
       terminations                                 -             -                -               -            -             -
     Contract maintenance charges              (7,247)         (637)          (2,199)         (1,400)      (5,040)       (2,678)
Mortality and expense risk                       (190)          (16)             (77)            (27)        (195)          (45)
Administrative charges                         (1,217)          (80)            (381)           (244)        (826)         (482)
Adjustments to net assets allocated to
 contracts in payout period                         -             -                -               -            -             -
                                          -----------    ----------    -------------    ------------   ----------    ----------
Net increase (decrease) in net assets
 from contract transactions                    62,895         6,012            2,483           8,369        8,011        16,643
                                          -----------    ----------    -------------    ------------   ----------    ----------
Total increase (decrease) in net assets        54,084         5,881           (1,051)          8,004        2,291        15,521
Net assets at beginning of period               5,881             -            8,042              38       15,557            36
                                          -----------    ----------    -------------    ------------   ----------    ----------
Net assets at end of period               $    59,965    $    5,881    $       6,991    $      8,042   $   17,848    $   15,557
                                          ===========    ==========    =============    ============   ==========    ==========
ACCUMULATION UNITS:
     Purchases                                  5,797           444            1,365           1,075        5,116         2,479
     Withdrawals                                 (190)          (49)          (1,199)           (148)      (4,033)         (145)
                                          -----------    ----------    -------------    ------------   ----------    ----------
Net increase (decrease) in units
 outstanding                                    5,607           395              166             927        1,083         2,334
Units outstanding at beginning of year            395             -              930               3        2,338             4
                                          -----------    ----------    -------------    ------------   ----------    ----------
Units outstanding at end of year                6,002           395            1,096             930        3,421         2,338
                                          ===========    ==========    =============    ============   ==========    ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                      Deutsche (continued)      Federated
                                                      -----------------------   -------------------------------------------------
                                                                                                              U.S. Government
                                                         Small Cap Index          Prime Money Fund II          Securities II
                                                      -----------------------   -----------------------   -----------------------
                                                         2002         2001         2002         2001         2002         2001
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income:
     Dividends                                        $       77   $       42   $      821   $      459   $        4   $        4

Realized gains (losses) on investments
     Realized gains (losses) on sale of fund shares         (302)         (32)           -            -            2           (2)
     Realized gain distributions                               6          338            -            -            -            -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
         Realized gain (losses)                             (296)         306            -            -            2           (2)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Change in unrealized appreciation
 during the year                                          (2,795)          56            -            -           (1)           2
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
 operations                                               (3,014)         404          821          459            5            4
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Contract Transactions:
     Payments received from contract owners                3,571        5,189       84,218      278,106          286          262
     Transfers between subaccounts
      (including fixed accounts), net                      4,021        3,405     (258,439)     (99,263)        (268)        (203)
     Transfers for contract benefits and
      terminations                                             -            -            -            -            -            -
     Contract maintenance charges                         (2,351)      (1,300)      (6,736)      (8,780)         (20)         (35)
Mortality and expense risk                                  (102)         (24)        (208)        (225)          (1)           -
Administrative charges                                      (367)        (227)        (925)      (1,415)          (2)          (4)
Adjustments to net assets allocated
 to contracts in payout period                                 -            -            -            -            -            -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
 from contract transactions                                4,772        7,043     (182,090)     168,423           (5)          20
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total increase (decrease) in net assets                    1,758        7,447     (181,269)     168,882            -           24
Net assets at beginning of period                          7,473           26      192,622       23,740           24            -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of  period                          $    9,231   $    7,473   $   11,353   $  192,622   $       24   $       24
                                                      ==========   ==========   ==========   ==========   ==========   ==========

ACCUMULATION UNITS:
     Purchases                                             1,717          880       64,649      213,017           21           25
     Withdrawals                                          (1,282)        (101)    (212,218)     (76,375)         (21)         (23)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in units outstanding                 435          779     (147,569)     136,642            -            2
Units outstanding at beginning of year                       782            3      156,675       20,033            2            -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding at end of year                           1,217          782        9,106      156,675            2            2
                                                      ==========   ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                               Fidelity
                                               ---------------------------------------------------------------------------
                                                    VIP II Asset
                                                   Manager: Growth          VIP II Contrafund         VIP Equity Income
                                               -----------------------   -----------------------   -----------------------
                                                  2002         2001         2002         2001         2002         2001
                                               ----------   ----------   ----------   ----------   ----------   ----------
Income:
    Dividends                                  $        -   $        -   $       65   $        -   $      202   $        7

Realized gains (losses) on investments
    Realized gains (losses) on sale of
     fund shares                                        -            -          (55)         (58)      (1,739)        (100)
    Realized gain distributions                         -            -            -            -          275           19
                                               ----------   ----------   ----------   ----------   ----------   ----------
       Realized gain (losses)                           -            -          (55)         (58)      (1,464)         (81)
                                               ----------   ----------   ----------   ----------   ----------   ----------
Change in unrealized appreciation
 during the year                                        -            -         (850)          61       (2,732)          (1)
                                               ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
 operations                                             -            -         (840)           3       (3,994)         (75)
                                               ----------   ----------   ----------   ----------   ----------   ----------

Contract Transactions:
   Payments received from contract owners               -            -        3,516        3,190        7,891        9,178
   Transfers between subaccounts
    (including fixed accounts), net                     -            -         (106)       5,724        1,945        5,098
   Transfers for contract benefits and
    terminations                                        -            -            -            -            -            -
   Contract maintenance charges                         -            -       (1,329)        (841)      (3,599)      (2,146)
Mortality and expense risk                              -            -          (59)         (20)        (136)         (42)
Administrative charges                                  -            -         (264)        (143)        (589)        (383)
Adjustments to net assets allocated
 to contracts in payout period                          -            -            -            -            -            -
                                               ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
 from contract transactions                             -            -        1,758        7,910        5,512       11,705
                                               ----------   ----------   ----------   ----------   ----------   ----------
Total increase (decrease) in net assets                 -            -          918        7,913        1,518       11,630
Net assets at beginning of period                       -            -        7,913            -       11,669           39
                                               ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of  period                   $        -   $        -   $    8,831   $    7,913   $   13,187   $   11,669
                                               ==========   ==========   ==========   ==========   ==========   ==========

ACCUMULATION UNITS:
   Purchases                                            -            -          260          645        1,741        1,033
   Withdrawals                                          -            -         (127)         (73)      (1,415)        (131)
                                               ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in units
 outstanding                                            -            -          133          572          326          902
Units outstanding at beginning of year                  -            -          572            -          905            3
                                               ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding at end of year                        -            -          705          572        1,231          905
                                               ==========   ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              Fidelity (continued)      MFS
                                              -----------------------   -------------------------------------------------
                                                 VIP II Index 500        Capital Opportunities       Emerging Growth
                                              -----------------------   -----------------------   -----------------------
                                                 2002        2001         2002         2001         2002         2001
                                              ----------   ----------   ----------   ----------   ----------   ----------
Income:
   Dividends                                  $      274   $        5   $       24 $          -   $        -   $        -

Realized gains (losses) on investments
   Realized gains (losses) on sale of
    fund shares                                      (73)        (200)      (6,035)        (369)        (465)        (152)
   Realized gain distributions                         -            -            -          296            -          152
                                              ----------   ----------   ----------   ----------   ----------   ----------
      Realized gain (losses)                         (73)        (200)      (6,035)         (73)        (465)           -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Change in unrealized appreciation during
 the year                                        (12,647)        (315)      (6,884)        (749)        (785)        (474)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
 operations                                      (12,446)        (510)     (12,895)        (822)      (1,250)        (474)
                                              ----------   ----------   ----------   ----------   ----------   ----------

Contract Transactions:
   Payments received from contract
    owners                                        48,345       13,577        9,051       15,321        2,816        1,554
   Transfers between subaccounts
    (including fixed accounts), net               38,945       12,269        8,843       10,822        1,305        1,752
   Transfers for contract benefits
    and terminations                                   -            -            -            -            -            -
   Contract maintenance charges                  (12,967)      (3,284)      (5,698)      (3,264)        (593)        (362)
Mortality and expense risk                          (396)         (68)        (247)         (54)         (23)         (13)
Administrative charges                            (1,925)        (548)        (996)        (589)         (45)         (44)
Adjustments to net assets allocated
 to contracts in payout period                         -            -            -            -            -            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
 from contract transactions                       72,002       21,946       10,953       22,236        3,460        2,887
                                              ----------   ----------   ----------   ----------   ----------   ----------
Total increase (decrease) in net assets           59,556       21,436       (1,942)      21,414        2,210        2,413
Net assets at beginning of period                 21,479           43       21,447           33        2,413            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of period                   $   81,035   $   21,479   $   19,505   $   21,447   $    4,623   $    2,413
                                              ==========   ==========   ==========   ==========   ==========   ==========

ACCUMULATION UNITS:
   Purchases                                       6,873        1,777        2,882        1,505          409          216
   Withdrawals                                      (527)        (133)      (2,460)         (68)         (60)         (32)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in units
 outstanding                                       6,346        1,644          422        1,437          349          184
Units outstanding at beginning of year             1,647            3        1,439            2          184            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding at end of year                   7,993        1,647        1,861        1,439          533          184
                                              ==========   ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              MFS (continued)
                                              ---------------------------------------------------------------------------
                                                    High Income              Research               Strategic Income (A)
                                              -----------------------   -----------------------   -----------------------
                                                 2002         2001         2002         2001         2002         2001
                                              ----------   ----------   ----------   ----------   ----------   ----------
Income:
    Dividends                                 $       47   $        1   $        4   $        -   $       43   $        1
Realized gains (losses) on investments
    Realized gains (losses) on sale of
     fund shares                                     (34)          (2)        (178)         (54)          (7)           1
    Realized gain distributions                        -            -            -           85            -            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
        Realized gain (losses)                       (34)          (2)        (178)          31           (7)           1
                                              ----------   ----------   ----------   ----------   ----------   ----------
Change in unrealized appreciation during
 the year                                             (8)           2         (291)         (84)          10            2
                                              ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
 operations                                            5            1         (465)         (53)          46            4
                                              ----------   ----------   ----------   ----------   ----------   ----------

Contract Transactions:
    Payments received from contract
     owners                                          330          344          760          549          550          568
    Transfers between subaccounts
     (including fixed accounts), net                (454)         155           67        1,300         (774)         253
    Transfers for contract benefits and
     terminations                                      -            -            -            -            -            -
    Contract maintenance charges                    (120)         (70)        (199)        (126)        (201)        (113)
Mortality and expense risk                            (3)          (1)         (12)          (5)          (4)          (1)
Administrative charges                               (17)          (9)         (32)         (14)         (29)         (14)
Adjustments to net assets allocated
 to contracts in payout period                         -            -            -            -            -            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
 from contract transactions                         (264)         419          584        1,704         (458)         693
                                              ----------   ----------   ----------   ----------   ----------   ----------
Total increase (decrease) in net assets             (259)         420          119        1,651         (412)         697
Net assets at beginning of period                    420            -        1,651            -          697            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of period                   $      161   $      420   $    1,770   $    1,651   $      285   $      697
                                              ==========   ==========   ==========   ==========   ==========   ==========

ACCUMULATION UNITS:
    Purchases                                         64           44          113          153           43           66
    Withdrawals                                      (89)          (4)         (53)         (11)         (80)          (7)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in units
 outstanding                                         (25)          40           60          142          (37)          59
Units outstanding at beginning of year                40            -          142            -           59            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding at end of year                      15           40          202          142           22           59
                                              ==========   ==========   ==========   ==========   ==========   ==========

(A) Formerly "Global Governments"
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              Pioneer
                                              ---------------------------------------------------------------------------
                                                   Equity-Income                 Fund                 Growth Shares
                                              -----------------------   -----------------------   -----------------------
                                                 2002         2001         2002         2001         2002         2001
                                              ----------   ----------   ----------   ----------   ----------   ----------
Income:
    Dividends                                 $      173   $       53   $       46   $       24   $        -   $        -
Realized gains (losses) on investments
    Realized gains (losses) on sale of
     fund shares                                    (198)        (163)        (306)        (104)         (47)         (12)
    Realized gain distributions                        -          161            -          186            -            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
       Realized gain (losses)                       (198)          (2)        (306)          82          (47)         (12)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Change in unrealized appreciation
    during the year                               (1,432)        (117)        (847)        (406)        (105)          18
                                              ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
    operations                                    (1,457)         (66)      (1,107)        (300)        (152)           6
                                              ----------   ----------   ----------   ----------   ----------   ----------

Contract Transactions:
    Payments received from contract
     owners                                        2,214        2,922        3,897        2,458          683          286
    Transfers between subaccounts
     (including fixed accounts), net               4,071        2,107          959        2,241            -           88
    Transfers for contract benefits and
     terminations                                      -            -            -            -            -            -
    Contract maintenance charges                  (1,310)        (922)        (876)        (569)        (128)        (191)
Mortality and expense risk                           (65)         (20)         (35)         (21)          (3)           -
Administrative charges                              (171)        (143)         (59)         (47)         (31)         (14)
Adjustments to net assets allocated
 to contracts in payout period                         -            -            -            -            -            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
 from contract transactions                        4,739        3,944        3,886        4,062          521          169
                                              ----------   ----------   ----------   ----------   ----------   ----------
Total increase (decrease) in net assets            3,282        3,878        2,779        3,762          369          175
Net assets at beginning of period                  3,900           22        3,762            -          175            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of  period                  $    7,182   $    3,900      $ 6,541   $    3,762   $      544   $      175
                                              ==========   ==========   ==========   ==========   ==========   ==========

ACCUMULATION UNITS:
    Purchases                                      1,072          532          629          528          116           76
    Withdrawals                                     (639)        (171)        (120)         (87)         (28)         (53)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in units
 outstanding                                         433          361          509          441           88           23
Units outstanding at beginning of year               363            2          441            -           23            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding at end of year                     796          363          950          441          111           23
                                              ==========   ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              Pioneer                                             Scudder
                                              -------------------------------------------------   -----------------------
                                                   Mid-Cap Value          Real Estate Growth         Global Discovery
                                              -----------------------   -----------------------   -----------------------
                                                 2002         2001         2002         2001         2002         2001
                                              ----------   ----------   ----------   ----------   ----------   ----------
Income:
    Dividends                                 $       74   $        1   $      626   $      218   $        -   $        -
Realized gains (losses) on investments
    Realized gains (losses) on sale of
     fund shares                                    (272)         (20)         937           24          (64)         (33)
    Realized gain distributions                      649           21            -            -            -            1
                                              ----------   ----------   ----------   ----------   ----------   ----------
       Realized gain (losses)                        377            1          937           24          (64)         (32)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Change in unrealized appreciation
    during the year                               (3,543)         137       (1,044)         192         (229)          (3)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
    operations                                    (3,092)         139          519          434         (293)         (35)
                                              ----------   ----------   ----------   ----------   ----------   ----------

Contract Transactions:
    Payments received from contract
     owners                                       36,938        1,926        5,225        5,758        1,146          650
    Transfers between subaccounts
     (including fixed accounts), net              30,842        4,672        1,341        3,124            2          721
    Transfers for contract benefits and
     terminations                                      -            -            -            -            -            -
    Contract maintenance charges                  (6,913)        (331)      (3,245)      (1,368)        (351)        (186)
Mortality and expense risk                          (197)         (16)        (108)         (25)          (8)          (3)
Administrative charges                            (1,183)         (47)        (508)        (248)         (77)         (38)
Adjustments to net assets allocated
 to contracts in payout period                         -            -            -            -            -            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
 from contract transactions                       59,487        6,204        2,705        7,241          712        1,144
                                              ----------   ----------   ----------   ----------   ----------   ----------
Total increase (decrease) in net assets           56,395        6,343        3,224        7,675          419        1,109
Net assets at beginning of period                  6,343            -        7,696           21        1,109            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of  period                  $   62,738   $    6,343   $   10,920   $    7,696   $    1,528   $    1,109
                                              ==========   ==========   ==========   ==========   ==========   ==========

ACCUMULATION UNITS:
    Purchases                                      4,777          485        1,398          715           86           98
    Withdrawals                                     (127)         (26)      (1,152)         (75)         (28)         (18)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in units
 outstanding                                       4,650          459          246          640           58           80
Units outstanding at beginning of year               459            -          642            2           80            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding at end of year                   5,109          459          888          642          138           80
                                              ==========   ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                              Scudder (continued)                                 T.Rowe Price
                                              -------------------------------------------------   -----------------------
                                                  Growth and Income         International              Equity Income
                                              -----------------------   -----------------------   -----------------------
                                                 2002         2001         2002         2001         2002         2001
                                              ----------   ----------   ----------   ----------   ----------   ----------
Income:
    Dividends                                 $        -   $        -   $      119   $        8   $      612   $       22
Realized gains (losses) on investments
    Realized gains (losses) on sale of
     fund shares                                       -            -       (2,504)        (483)        (353)         (16)
    Realized gain distributions                        -            -            -          366            4           32
                                              ----------   ----------   ----------   ----------   ----------   ----------
       Realized gain (losses)                          -            -       (2,504)        (117)        (349)          16
                                              ----------   ----------   ----------   ----------   ----------   ----------
Change in unrealized appreciation
 during the year                                       -            -          689         (907)      (2,979)         (12)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
 operations                                            -            -       (1,696)      (1,016)      (2,716)          26
                                              ----------   ----------   ----------   ----------   ----------   ----------

Contract Transactions:
    Payments received from contract
     owners                                            -            -        6,624        9,165       37,150        2,016
    Transfers between subaccounts
     (including fixed accounts), net                   -            -       (8,820)       2,769       30,899        1,697
    Transfers for contract benefits and
     terminations                                      -            -            -            -            -            -
    Contract maintenance charges                       -            -       (2,897)      (1,920)      (6,899)        (481)
Mortality and expense risk                             -            -          (52)         (26)        (177)          (9)
Administrative charges                                 -            -         (575)        (357)      (1,181)         (61)
Adjustments to net assets allocated
    to contracts in payout period                      -            -            -            -            -            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
    from contract transactions                         -            -       (5,720)       9,631       59,792        3,162
                                              ----------   ----------   ----------   ----------   ----------   ----------
Total increase (decrease) in net assets                -            -       (7,416)       8,615       57,076        3,188
Net assets at beginning of period                      -            -        8,669           54        3,188            -
                                              ----------   ----------   ----------   ----------   ----------   ----------

Net assets at end of  period                  $        -   $        -   $    1,253   $    8,669   $   60,264   $    3,188
                                              ==========   ==========   ==========   ==========   ==========   ==========

ACCUMULATION UNITS:
    Purchases                                          -            -          874        1,042        4,862          260
    Withdrawals                                        -            -       (1,637)        (119)        (128)         (32)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in units
 outstanding                                           -            -         (763)         923        4,734          228
Units outstanding at beginning of year                 -            -          927            4          228            -
                                              ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding at end of year                       -            -          164          927        4,962          228
                                              ==========   ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                  T.Rowe Price (continued)
                                  -------------------------------------------------------------------------------------------------
                                       International Stock                Limited-Term Bond                New America Growth
                                  -----------------------------     ----------------------------       ----------------------------
                                      2002             2001             2002             2001             2002             2001
                                  ------------      -----------     ------------     -----------       ----------       -----------
Income:
    Dividends                     $       775       $      154      $     1,894      $       352       $        -       $        -
Realized gains (losses) on
 investments
    Realized gains (losses)
     on sale of fund shares               324             (114)             (66)              21           (4,080)            (143)
    Realized gain
     distributions                         78                -                -                -                -              199
                                  ------------      -----------     ------------     -----------       ----------       -----------
        Realized gain (losses)            402             (114)             (66)              21           (4,080)              56
                                  ------------      -----------     ------------     -----------       ----------       -----------
Change in unrealized
 appreciation during the year          (8,879)            (529)             465               59           (3,414)              59
                                  ------------      -----------     ------------     -----------       ----------       -----------
Increase (decrease) in net
 assets from operations                (7,702)            (489)           2,293              432           (7,494)             115
                                  ------------      -----------     ------------     -----------       ----------       -----------
Contract Transactions:
    Payments received from
     contract owners                   37,148            4,364            6,498            9,626           11,294            9,957
    Transfers between
     subaccounts (including
     fixed accounts), net              45,319            6,040           15,882            9,197            2,460            5,674
    Transfers for contract
     benefits and terminations              -                -                -                -                -                -
    Contract maintenance
     charges                           (8,446)          (1,143)          (4,815)          (2,389)          (5,480)          (2,200)
Mortality and expense risk               (309)             (27)            (306)             (48)            (144)             (38)
Administrative charges                 (1,398)            (195)            (710)            (386)            (742)            (406)
Adjustments to net assets
 allocated to contracts in
 payout period                              -                -                -                -                -                -
                                  ------------      -----------     ------------     -----------       ----------       -----------
Net increase (decrease) in
 net assets from contract
 transactions                          72,314            9,039           16,549           16,000            7,388           12,987
                                  ------------      -----------     ------------     -----------       ----------       -----------
Total increase (decrease)
 in net assets                         64,612            8,550           18,842           16,432             (106)          13,102
Net assets at beginning of
 period                                 8,550                -           16,432                -           13,135               33
                                  ------------      -----------     ------------     -----------       ----------       -----------
Net assets at end of period       $    73,162       $    8,550      $    35,274      $    16,432       $   13,029       $   13,135
                                  ============      ===========     ============     ===========       ===========      ===========
ACCUMULATION UNITS:
    Purchases                           9,409              996            3,302            1,333            2,491            1,233
    Withdrawals                          (563)             (62)          (2,012)             (87)          (2,048)             (81)
                                  ------------      -----------     ------------     -----------       ----------       -----------
Net increase (decrease) in
 units outstanding                      8,846              934            1,290            1,246              443            1,152
Units outstanding at
 beginning of year                        934                -            1,246                -            1,155                3
                                  ------------      -----------     ------------     -----------       ----------       -----------
Units outstanding at end of
 year                                   9,780              934            2,536            1,246            1,598            1,155
                                  ============      ===========     ============     ===========       ===========      ===========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                         T.Rowe Price (continued)           Van Kampen (A)
                                         -----------------------------  ----------------------------------------------------------
                                         Personal Strategy Balanced          Emerging Markets Equity           Fixed Income
                                       -------------------------------  ------------------------------- --------------------------
                                            2002             2001             2002             2001           2002          2001
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Income:
    Dividends                          $            4   $           2   $            -   $           -  $        1,312  $       25
Realized gains (losses) on
 investments
    Realized gains (losses) on sale
     of fund shares                                (4)             (3)              (3)           (134)             74           8
    Realized gain distributions                     -               -                -               -             255          10
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
        Realized gain (losses)                     (4)             (3)              (3)           (134)            329          18
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Change in unrealized appreciation
 during the year                                  (12)              1           (2,299)            201            (350)         (6)
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Increase (decrease) in net assets
 from operations                                  (12)              -           (2,302)             67           1,291          37
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Contract Transactions:
    Payments received from contract
     owners                                       143             131           15,006           6,621          20,867         357
    Transfers between subaccounts
     (including fixed accounts), net              (11)             21            4,974           4,405          22,955         313
    Transfers for contract benefits
     and terminations                               -               -                -               -               -           -
    Contract maintenance charges                  (40)            (33)          (4,088)         (1,441)         (4,978)        (84)
Mortality and expense risk                         (1)             (1)            (126)            (31)           (117)         (3)
Administrative charges                             (4)             (4)            (695)           (237)           (709)         (5)
Adjustments to net assets allocated
 to contracts in payout period                      -               -                -               -               -           -
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Net increase (decrease) in net
 assets from contract transactions                 87             114           15,071           9,317          38,018         578
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Total increase (decrease) in net
 assets                                            75             114           12,769           9,384          39,309         615
Net assets at beginning of period                 114               -            9,402              18             615           -
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Net assets at end of period            $          189   $         114   $       22,171   $       9,402  $       39,924  $      615
                                       ===============  ==============  ===============  ============== =============== ==========
ACCUMULATION UNITS:
    Purchases                                      11              12            2,420           1,270           3,077          61
    Withdrawals                                    (4)             (3)            (517)            (75)           (173)        (12)
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Net increase (decrease) in units
 outstanding                                        7               9            1,903           1,195           2,904          49
Units outstanding at beginning of
 year                                               9               -            1,197               2              49           -
                                       ---------------  --------------  ---------------  -------------- --------------- ----------
Units outstanding at end of year                   16               9            3,100           1,197           2,953          49
                                       ===============  ==============  ===============  ============== =============== ==========

(A) Formerly Morgan Stanley

The accompanying notes are an integral part of these financial statements.

                        COMPANION LIFE SEPARATE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

1.   NATURE OF OPERATIONS
     Companion Life Separate Account B (Separate Account) was established by Companion Life Insurance Company (Companion) on August 27, 1996, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are clearly identified and distinguished from Companion's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Companion may conduct.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of Companion's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUB-ACCOUNTS
     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

     ALGER
     THE ALGER AMERICAN FUND
     Alger American Growth Portfolio ("American Growth")
     Alger American Small Capitalization Portfolio ("American Small Capitalization")

     DEUTSCHE
     DEUTSCHE ASSET MANAGEMENT VIT FUNDS
     Scudder VIT EAFE(R)Equity Index Fund Portfolio ("EAFE(R)Equity Index") Scudder VIT Small Cap Index Fund Portfolio ("Small Cap Index")

     FEDERATED
     FEDERATED INSURANCE SERIES
     Federated Prime Money Market II Portfolio ("Prime Money Fund II") Federated Fund for U.S. Govt. Securities II ("U.S. Government Securities II")

     FIDELITY
     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     Fidelity VIP Equity Income Portfolio ("VIP Equity Income")
     Fidelity Variable Insurance Products Fund II
     Fidelity VIP II Asset Manager: Growth Portfolio ("VIP II Asset Manager:
     Growth")
     Fidelity VIP II Contrafund Portfolio ("VIP II Contrafund")
     Fidelity VIP II Index 500 Portfolio ("VIP II Index 500")

     MFS
     MFS VARIABLE INSURANCE TRUST
     MFS - Capital Opportunities Series Portfolio ("Capital Opportunities") MFS - Emerging Growth Series Portfolio ("Emerging Growth")
     MFS - High Income Series Portfolio ("High Income")
     MFS - Research Series Portfolio ("Research")
     MFS - Strategic Income Series Portfolio ("Strategic Income")

     PIONEER
     PIONEER VARIABLE CONTRACTS FUND
     Pioneer Equity-Income Fund VCT Portfolio ("Equity-Income")
     Pioneer Fund VCT Portfolio ("Fund")
     Pioneer Growth Shares VCT Portfolio ("Growth Shares")
     Pioneer Mid-Cap Value VCT Portfolio ("Mid-Cap Value")
     Pioneer Real Estate Growth VCT Portfolio ("Real Estate Growth")

     SCUDDER
     SCUDDER VARIABLE SERIES I FUND
     Scudder VSI Global Discovery Portfolio ("Global Discovery")
     Scudder VSI Growth and Income Portfolio ("Growth and Income") Scudder VSI International Portfolio ("International")

     T. ROWE PRICE
     T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Equity Income Portfolio ("Equity Income")
     T. Rowe Price New America Growth Portfolio ("New America Growth")
     T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")
     T. Rowe Price International Series, Inc. T. Rowe Price International Stock Portfolio ("International Stock")
     T. Rowe Price Fixed Income Series, Inc.
     T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

     VAN KAMPEN
     VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS INC.
     Van Kampen Emerging Markets Equity Portfolio ("Emerging Markets Equity") Van Kampen Fixed Income Portfolio ("Fixed Income")

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

     Federal Income Taxes - Net taxable income or loss of the sub-accounts of the Separate Account are included in the federal and state income tax return of Companion, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, Companion does not expect to incur federal income taxes on the earnings of the sub-accounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the sub-accounts of the Separate Account for federal income taxes.

4.   ACCOUNT CHARGES
     MORTALITY AND EXPENSE RISK CHARGE:
     Companion deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by Companion. This charge is equal to an annual rate of .70% of the accumulation value decreasing to .55% after ten years. Companion guarantees that the mortality and expense charge will not increase above these levels.

     CONTRACT MAINTENANCE CHARGES:
     Cost of Insurance Charge - The cost of insurance is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the policy has been in force.

     Tax Expense Charge - A tax expense charge of 3.75% of each premium payment is deducted to reimburse Companion for state and local taxes and federal deferred aquisition cost taxes. No charges are currently made to the sub-accounts of the Separate Account for taxes other than premium taxes and federal deferred acquisition cost. Companion reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that Companion determines are properly attributable to the Separate Account.

     Transfer Charge - Companion may charge a $10 fee for any transfer in excess of 12 transfers per policy year. This charge is deducted from the amount transferred.

     Surrender Charge - A surrender charge will be deducted on a full surrender or a partial withdrawal from the amount requested to be surrendered. The surrender charge is dependent upon the policyholders age, sex, risk and rate class, the length of time the policy has been in force and the specified amount of coverage. The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage in the first year declining to $10 per $1,000 in the ninth year. The length of the surrender charge period varies depending upon the policyholders issue age and varies between 9 and 12 years.

     Premium Processing Charge - Companion deducts $2 from each policy premium payment received to cover premium processing expenses.

     Cost of Riders - Additional insured, accidental death benefit and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised.

     ADMINISTRATIVE CHARGE:
     Companion deducts an administrative charge on each monthly deduction date of $7.

5.   PURCHASES AND SALES OF INVESTMENTS
     The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2002 were as follows:

                                                       PURCHASES           SALES
                                                   -----------------  ---------------
        American Growth                            $          65,240  $         2,232
        American Small Capitalization                         11,785            8,317

        EAFE(R) Equity Index                                  34,052           23,769
        Small Cap Index                                       17,719           10,827

        Prime Money Fund II                                   80,036          261,976
        U.S. Government Securities II                            286              291
        VIP II Asset Manager: Growth                               -                -
        VIP II Contrafund                                      3,509            1,745
        VIP Equity Income                                     23,361           16,101
        VIP II Index 500                                      80,543            6,111

        Capital Opportunities                                 44,247           28,738
        Emerging Growth                                        4,049              589
        High Income                                              682              951
        Research                                               1,184              570
        Strategic Income                                         509              967

        Equity-Income                                         12,040            6,350
        Fund                                                   4,778              892
        Growth Shares                                            684              163
        Mid-Cap Value                                         61,051            1,564
        Real Estate Growth                                    18,282           14,310

        Global Discovery                                       1,047              335
        Growth and Income                                          -                -
        International                                          7,851           13,538
        Equity Income                                         61,372            1,567
        International Stock                                   79,811            4,696

        Limited-Term Bond                                     43,627           27,217
        New America Growth                                    26,724           17,825
        Personal Strategy Balanced                               143               56

        Emerging Markets Equity                               19,733            4,061
        Fixed Income                                          40,321            2,302

6. UNIT VALUES
   A summary of unit values and units outstanding for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, follows.

                                                    At December 31                  For the year ended December 31
                                          ----------------------------------    ---------------------------------------
                                                                                Investment
                                                     Unit Fair                    Income     Expense
                                           Units       Value     Net Assets       Ratio*     Ratio**    Total Return***
                                          -------    ---------   -----------    ----------   -------    ---------------
   ALGER
   American Growth - 2002                   6,002    $    9.99   $    59,965       0.02%       0.00%           (33.09)%
   American Growth - 2001                     395        14.93         5,881       0.03        0.00            (11.71)  (A)
   American Small Capitalization - 2002     1,096         6.38         6,991       0.00        0.00            (26.24)
   American Small Capitalization - 2001       930         8.65         8,042       0.05        0.00            (31.73)

   DEUTSCHE
   EAFE(R)Equity Index - 2002               3,421         5.22        17,848       1.17        0.00            (21.50)
   EAFE(R)Equity Index - 2001               2,338         6.65        15,557       0.00        0.00            (26.11)

                                                    At December 31                  For the year ended December 31
                                          ----------------------------------    ---------------------------------------
                                                                                Investment
                                                     Unit Fair                    Income     Expense
                                           Units       Value     Net Assets       Ratio*     Ratio**    Total Return***
                                          -------    ---------   ----------     ----------   -------    ---------------
   DEUTSCHE (CONTINUED)
   Small Cap Index - 2002                   1,217         7.59         9,231        0.59      0.00           (20.61)
   Small Cap Index - 2001                     782         9.56         7,473        1.17      0.00            10.27

   FEDERATED
   Prime Money Fund II - 2002               9,106         1.25        11,353        1.68      0.00             1.63
   Prime Money Fund II - 2001             156,675         1.23       192,622        1.67      0.00             3.36
   U.S. Government Securities II - 2002         2        14.42            24        6.13      0.00             8.99
   U.S. Government Securities II - 2001         2        13.23            24        5.85      0.00            (2.91) (B)

   FIDELITY
   VIP II Asset Manager: Growth - 2002          -            -             -        0.00      0.00                -
   VIP II Asset Manager: Growth - 2001          -            -             -        0.00      0.00                -
   VIP II  Contrafund - 2002                  705        12.53         8,831        0.76      0.00            (9.40)
   VIP II  Contrafund - 2001                  572        13.83         7,913        0.00      0.00           (12.25) (C)
   VIP Equity Income - 2002                 1,231        10.71        13,187        1.10      0.00           (16.91)
   VIP Equity Income - 2001                   905        12.89        11,669        0.11      0.00            (0.85)
   VIP II  Index 500 - 2002                 7,993        10.14        81,035        0.50      0.00           (22.24)
   VIP II  Index 500 - 2001                 1,647        13.04        21,479        0.05      0.00            (9.00)

   MFS
   Capital Opportunities - 2002             1,861        10.48        19,505        0.08      0.00           (29.66)
   Capital Opportunities - 2001             1,439        14.90        21,447        0.00      0.00            (9.70)
   Emerging Growth - 2002                     533         8.68         4,623        0.00      0.00           (33.79)
   Emerging Growth - 2001                     184        13.11         2,413        0.00      0.00           (33.49) (B)
   High Income - 2002                          15        10.83           161       11.94      0.00             3.14
   High Income - 2001                          40        10.50           420        0.77      0.00             2.13  (D)
   Research - 2002                            202         8.76         1,770        0.24      0.00           (24.68)
   Research - 2001                            142        11.63         1,651        0.00      0.00           (21.23) (B)
   Strategic Income - 2002                     22        12.74           285        6.96      0.00             7.87
   Strategic Income - 2001                     59        11.81           697        0.46      0.00             4.81  (D)

   PIONEER
   Equity-Income - 2002                       796         9.03         7,182        2.13      0.00           (15.92)
   Equity-Income - 2001                       363        10.74         3,900        1.89      0.00            (2.36)
   Fund - 2002                                950         6.88         6,541        0.90      0.00           (19.34)
   Fund - 2001                                441         8.53         3,762        0.67      0.00           (11.06) (B)
   Growth Shares - 2002                       111         4.88           544        0.00      0.00           (35.87)
   Growth Shares - 2001                        23         7.61           175        0.00      0.00           (19.23) (F)
   Mid-Cap Value - 2002                     5,109        12.28        62,738        0.26      0.00           (11.14)
   Mid-Cap Value - 2001                       459        13.82         6,343        0.04      0.00            (6.47) (B)
   Real Estate Growth - 2002                  888        12.29        10,920        4.42      0.00             2.50
   Real Estate Growth - 2001                  642        11.99         7,696        5.90      0.00           (14.19)

   SCUDDER
   Global Discovery - 2002                    138        11.03         1,528        0.00      0.00           (20.42)
   Global Discovery - 2001                     80        13.86         1,109        0.00      0.00           (24.97) (B)
   Growth and Income - 2002                     -            -             -        0.00      0.00                -
   Growth and Income - 2001                     -            -             -        0.00      0.00                -
   International - 2002                       164         7.63         1,253        1.51      0.00           (18.40)
   International - 2001                       927         9.35         8,669        0.20      0.00           (30.74)

                                                    At December 31                  For the year ended December 31
                                          ----------------------------------    ---------------------------------------
                                                                                Investment
                                                     Unit Fair                    Income     Expense
                                           Units       Value     Net Assets       Ratio*     Ratio**    Total Return***
                                          -------    ---------   ----------     ----------   -------    ---------------
   T. ROWE PRICE
   Equity Income - 2002                     4,962        12.15        60,264        2.37      0.00           (13.09)
   Equity Income - 2001                       228        13.98         3,188        1.20      0.00             1.45  (A)
   International Stock - 2002               9,780         7.48        73,162        1.83      0.00           (18.25)
   International Stock - 2001                 934         9.15         8,550        3.84      0.00           (22.18) (G)
   Limited-Term Bond - 2002                 2,536        13.91        35,274        4.96      0.00             5.46
   Limited-Term Bond - 2001                 1,246        13.19        16,432        4.90      0.00             8.47  (G)
   New America Growth - 2002                1,598         8.16        13,029        0.00      0.00           (28.23)
   New America Growth - 2001                1,155        11.37        13,135        0.00      0.00             3.36
   Personal Strategy Balanced - 2002           16        12.33           189        2.57      0.00            (2.68)
   Personal Strategy Balanced - 2001            9        12.67           114        2.66      0.00            (2.41) (B)

   VAN KAMPEN
   Emerging Markets Equity - 2002           3,100         7.15        22,171        0.00      0.00            (8.92)
   Emerging Markets Equity - 2001           1,197         7.85         9,402        0.00      0.00           (12.78)
   Fixed Income - 2002                      2,953        13.52        39,924        7.80      0.00             7.73
   Fixed Income - 2001                         49        12.55           615        4.36      0.00             9.38  (E)

     (A)  For the period from April 2 to December 31, 2001.
     (B)  For the period from February 5 to December 31, 2001.
     (C)  For the period from March 16 to December 31, 2001.
     (D)  For the period from March 9 to December 31, 2001.
     (E)  For the period from February 20 to December 31, 2001.
     (F)  For the period from August 29 to December 31, 2001.
     (G)  For the period from January 3 to December 31, 2001.

*These ratios represent the dividends, excluding realized gains (losses) on investments, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude all expenses. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the sub-accounts of the Separate Account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the initial purchase date of that investment option in the variable account. The total return is calculated for the period indicated or from the initial purchase date through the end of the reporting period.

                                     PART C

                                OTHER INFORMATON

Item 27. Exhibits

(a)  Board of Directors Resolutions.

          Resolution of the Board of Directors of United of Omaha establishing United of Omaha Variable Account B. (1)

(b)  Custodian Agreements. Not applicable.

(c)  Underwriting Contracts.

     (1) Principal Underwriter Agreement by and between Companion Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. (6)
     (2) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. (1)
     (3)  Commission Schedule for Policies. (6)

(d)  Contracts.

     (1) Form of Policy for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (1)
     (2)  Form of Disability Rider. (5)
     (3)  Optional Paid-Up life Insurance Rider. (5)
     (4)  Accidental Death Benefit Rider. (5)
     (5)  Term Life Insurance Rider on Additional Insured. (5)
     (6)  Systematic Transfer Enrollment Program Endorsement to the Policy. (5)

(e)  Applications.

     Form of Application for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy (5)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1)  Articles of Incorporation of Companion Life Insurance Company. (6)
     (2)  By-Laws of Companion Life Insurance Company. (6)

(g)  Reinsurance Contracts. Not Applicable.

(h)  Participation Agreements.

     1.a) Participation Agreement, as amended, by and among Companion Life
          Insurance Company, Fred Alger Management, Inc. and The Alger American Fund. (5)
     2.a) Participation Agreement, as amended, by and among Companion Life
          Insurance Company, Insurance Management Series and Federated Securities Corp. (5)
     3.a) Participation Agreement, as amended, by and among Companion Life
          Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II and Fidelity Distributors Corporation. (5)
       b) Second Amendment to Participation Agreement by and among Companion Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. (7)
       c) Fourth Amendment to Participation Agreement by and among Companion Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. (7)
     4.a) Participation Agreement, as amended, by and among Companion Life
          Insurance Company, MFS Variable Insurance Trust and Massachusetts Financial Services Company. (5)
     5. Participation Agreement by and among Companion Life Insurance Company, Pioneer Variable Contracts Trust and Pioneer Funds Distributor, Inc.
          (5)
     6.a) Participation Agreement by and between Companion Life Insurance
          Company and the Scudder Variable Life Insurance Fund. (4)
     7.a) Participation Agreement, as amended, by and among Companion Life
          Insurance Company, T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series and T. Rowe Price Investment Services, Inc. (5)

     8.a) Participation Agreement by and among Companion Life Insurance Company,
          Morgan, Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc. and Miller Anderson & Sherrerd LLP. (5)
     9.a) Participation Agreement by and between Companion Life Insurance
          Company and BT Insurance Funds Trust. (3)
       b) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and Companion Life Insurance Company. (5)
     10.a) First Amendment to the Participation Agreement by and among United of Omaha Life Insurance Company, Companion Life Insurance Company of New York and Scudder Variable Life Investment Fund. (5)

(i)  Administrative Contracts. Not applicable.

(j)  Other Material Contracts. Not applicable.

(k)  Legal Opinion.

     1)   Opinion and Consent of Thomas J. McCusker.

(l)  Actuarial Opinion. Opinion and Consent of Actuary.

(m)  Calculations. Not applicable.

(n)  Other Opinions.

     1)   Consent of Independent Auditor.

(o)  Omitted Financial Statements. Not applicable.

(p)  Initial Capital Agreements. Not applicable.

(q) Redeemability Exemptions. Issuance, transfer and redemption procedures memorandum. (6)

(r) Powers of Attorney (2).

(1) Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 23, 1997 (File No. 33-98062).
(2) Incorporated by reference to the Registration Statements for Companion Life Separate Account C filed on April 26, 1999 and April 26, 2000 (File No. 33-98062).
(3) Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 26, 2000 (File No. 33-98062).
(4) Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 23, 1997 (File No. 33-89848).
(5) Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on July 11, 2000 (File No. 333-41172).
(6) Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on September 28, 2000 (File No. 333-41172).
(7) Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 29, 2002 (File No. 33-98062).

Item 28. Directors and Officers of the Depositor.

Name and Principal Business Address*               Position and Offices with Depositor
------------------------------------               -----------------------------------
Fred C. Boddy.......................   Vice President, Treasurer, Assistant Secretary and Director
William G. Campbell.................   Director
Samuel L. Foggie, Sr................   Director
Randall C. Horn.....................   President and Director
M. Jane Huerter.....................   Secretary and Director
Charles T. Locke III................   Director
James J. O'Neill....................   Director

Oscar S. Strauss II.................   Director
John W. Weekly......................   Chairman of the Board and Director

     * The principal business address for each officer and director is Companion Life Insurance Company, Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

         All subsidiaries are wholly owned and controlled.

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Percent of Voting
                               Name                                  Jurisdiction              Securities Owned
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Insurance Company                                    Nebraska       Self Owned and Controlled
--------------------------------------------------------------------------------------------------------------------------
Fulcrum Growth Partners, L.L.C.                                      Delaware       80% Subsidiary of Mutual of Omaha
                                                                                    Insurance Company
--------------------------------------------------------------------------------------------------------------------------
BalCo Holdings, L.L.C.                                               Delaware       90% Subsidiary of Fulcrum Growth
                                                                                    Partners, L.L.C.
--------------------------------------------------------------------------------------------------------------------------
KFS Corporation                                                      Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Insurance Company
--------------------------------------------------------------------------------------------------------------------------
Kirkpatrick, Pettis, Smith, Polian Inc.                              Nebraska       100% Subsidiary of KFS Corporation
--------------------------------------------------------------------------------------------------------------------------
KP Capital Markets, Inc.                                             Nebraska       100% Subsidiary of Kirkpatrick,
                                                                                    Pettis, Smith, Polian Inc.
--------------------------------------------------------------------------------------------------------------------------
KPM Investment Management, Inc.                                      Nebraska       100% Subsidiary of KFS Corporation
--------------------------------------------------------------------------------------------------------------------------
Kirkpatrick Pettis Trust Company                                     Nebraska       100% Subsidiary of KFS Corporation
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Health Plans, Inc.                                   Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Insurance Company
--------------------------------------------------------------------------------------------------------------------------
Exclusive Healthcare, Inc.                                           Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Health Plans, Inc.
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc.    South Dakota   100% Subsidiary of Mutual of Omaha
                                                                                    Health Plans, Inc.
--------------------------------------------------------------------------------------------------------------------------
Ingenium Benefits, Inc.                                              Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Health Plans, Inc.
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Holdings, Inc.                                       Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Insurance Company
--------------------------------------------------------------------------------------------------------------------------
innowave incorporated                                                Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Investor Services, Inc.                              Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Marketing Corporation                                Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Holdings, Inc
--------------------------------------------------------------------------------------------------------------------------
The Omaha Indemnity Company                                          Wisconsin      100% Subsidiary of Mutual of Omaha
                                                                                    Insurance Company
--------------------------------------------------------------------------------------------------------------------------
Omaha Property and Casualty Insurance Company                        Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Insurance Company
--------------------------------------------------------------------------------------------------------------------------
Adjustment Services, Inc.                                            Nebraska       100% Subsidiary of Omaha Property and
                                                                                    Casualty Insurance Company
--------------------------------------------------------------------------------------------------------------------------
United of Omaha Life Insurance Company                               Nebraska       100% Subsidiary of Mutual of Omaha
                                                                                    Insurance Company
--------------------------------------------------------------------------------------------------------------------------
Companion Life Insurance Company                                     New York       100% Subsidiary of United of Omaha
                                                                                    Life Insurance Company
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Percent of Voting
                               Name                                   Jurisdiction             Securities Owned
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Structured Settlement Company, Inc.                  Connecticut    100% Subsidiary of United of Omaha
                                                                                    Life Insurance Company
--------------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Structured Settlement Company of New York, Inc.      New York       100% Subsidiary of United of Omaha
   York, Inc.                                                                       Life Insurance Company
--------------------------------------------------------------------------------------------------------------------------
United World Life Insurance Company                                  Nebraska       10% Subsidiary of United of Omaha
                                                                                    Life Insurance Company
--------------------------------------------------------------------------------------------------------------------------

Item. 30 Indemnification

               The Bylaws of Companion Life, adopted by Companion Life Insurance Company ("Companion") provide for indemnification of a director, officer or employee to the full extent of the law. Generally, the New York Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of Companion if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to Companion, unless a court determines otherwise.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter. Mutual of Omaha Investor Services, Inc., Mutual of Omaha Plaza, Omaha, NE 68132

          (a) Other Activity. In addition to Companion Life Separate Account B, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by Companion through Companion Life Separate Account C and by United of Omaha Life Insurance Company through United of Omaha Separate Account C and United of Omaha Separate Account B.

          (b) Management. The directors and principal officers of Mutual of Omaha Investor Services, Inc. are as follows:

          Name and Principal   Positions and Offices with
          Business Address*    Mutual of Omaha Investor Services, Inc.
          -----------------    ---------------------------------------
          John W. Weekly       Chairman, Director
          Richard A. Witt      President, Director
          M. Jane Huerter      Secretary and Director
          Terrance S. DeWald   Vice President, Compliance Officer and Director
          Randall C. Horn      Director
          William J. Bluvas    Vice President, Treasurer

*    Principal business address is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

------------------------------------------------------------------------------------
        (1)                 (2)               (3)             (4)            (5)
                     Net Underwriting
Name of Principal      Discounts and    Compensation on    Brokerage        Other
   Underwriter          Commissions        Redemption     Commissions   Compensation
------------------------------------------------------------------------------------
Mutual of Omaha
Investor Services,
Inc.                     $114,212       None              N/A           N/A
------------------------------------------------------------------------------------

Item 32. Location of Accounts and Records

          The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Companion at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 33. Management Services.

     All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     Companion Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Companion Life Insurance Company.

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Companion Life Insurance Company and Companion Life Separate Account B certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effeciveness of this Registration Statement and that they have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 30th day of April, 2003.


                                               COMPANION LIFE SEPARATE ACCOUNT B
                                                          (Registrant)

                                               COMPANION LIFE INSURANCE COMPANY
                                                          (Depositor)


                                               By: /s/ Thomas J. McCusker
                                                   -----------------------------
                                                   Thomas J. McCusker
                                                   General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 30, 2003:

Signatures                                      Title                   Date
----------                                      -----                   ----


/s/ *                           Chairman of the Board of Director      4/30/03
-----------------------------
JOHN W. WEEKLY


/s/ *                           Director and President                 4/30/03
-----------------------------
RANDALL C. HORN


/s/ *                           Director, Vice President & Treasurer   4/30/03
-----------------------------   (Principal Financial Officer)
FRED C. BODDY, JR.


/s/ *                           Director                               4/30/03
-----------------------------
WILLIAM G. CAMPBELL


/s/ *                           Director                               4/30/03
-----------------------------
SAMUEL L. FOGGIE, SR.


/s/ *                           Director and Secretary                 4/30/03
-----------------------------
M. JANE HUERTER


/s/ *                           Director                               4/30/03
-----------------------------
CHARLES T. LOCKE III


/s/ *                           Director                               4/30/03
-----------------------------
JAMES J. O'NEILL


/s/ *                           Director                               4/30/03
-----------------------------
OSCAR S. STRAUS II


By: /s/ Thomas J. McCusker                                             4/30/03
    -------------------------
     Attorney-in-Fact
Pursuant to Power of Attorney

* Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 1999 and January 1, 2000, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 4 to the Registration Statement.

                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------
   27(k).     Opinion and Consent of Counsel.
   27(l).     Opinion and Consent of Actuary.
   27(n).     Consent of Independent Auditor.

--------------------------------------------------------------------------------

                                                      Registration No. 333-41172

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                        COMPANION LIFE SEPARATE ACCOUNT B

                                       OF

                        COMPANION LIFE INSURANCE COMPANY

                                    --------
                                    EXHIBITS
                                    --------

                                       TO

                      POST-EFFECTIVE AMENDMENT NO. 4 TO THE
                       REGISTRATION STATEMENT ON FORM N-6

                                      under

                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

                                 April 30, 2003